UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-04014

Meridian Fund, Inc.®
(Exact name of registrant as specified in charter)

100 Fillmore Street, Suite 325 Denver, CO 80206
(Address of principal executive offices) (Zip code)

David J. Corkins 100 Fillmore Street, Suite 325 Denver, CO 80206
(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-398-2929

Date of fiscal year end:  June 30

Date of reporting period: June 30, 2014

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report June 30, 2014

Meridian Fund, Inc.

Meridian Growth Fund

Meridian Contrarian Fund

Meridian Equity Income Fund

Meridian Small Cap Growth Fund

MERIDIAN SHAREHOLDER LETTER

Annual Report, 6/30/2014

Dear Shareholder,

During the year ending June 30, 2014, the S&P 500 and the Russell 2500 (small and medium sized companies) returned over 24.6% and 25.5%, respectively. Continued accommodative Fed policy, along with improvements in housing, employment and manufacturing were all supportive macro-economic factors that drove an overall increase in earnings and valuation for the indices.

The current low interest rate environment and the longer-term trends of globalization and technology-enhanced productivity form a powerful recipe for cash flow generation and capital markets activity. In addition to helping drive strong US equity market returns over the past few years, these market forces are contributing to positive capital flows into equities, increased corporate debt and equity issuance—and a healthy pick-up in merger and acquisition activity (M&A). M&A has traditionally been a barometer of overall CEO confidence, and, according to Bloomberg, the dollar value of global M&A during the first half of 2014 increased 89% over the same period a year ago, suggesting investors are not alone in their sanguine view of the future.

While optimism abounds for the market as a whole, it is worth a reminder that the stock market is not the economy. Underlying economic data may not be as robust as stock prices would suggest. First half 2014 US GDP growth is set to come in around 1% (2% annualized) and significant slack remains in the labor market. Reforms and deleveraging in Europe create the specter of deflation in the region and widespread geopolitical tensions remain at the top of the list of overall global risks.

At Arrowpoint and the Meridian Funds, we are not economic prognosticators, nor traders; our value-add is fundamental research first and foremost. We seek to combine attractive asymmetric risk/reward investments within a risk-managed equity portfolio. The intended outcome is to preserve capital in volatile market environments without sacrificing upside participation in up markets.

As our first year as Investment Adviser to the Meridian Fund family comes to a close, we are excited about enhancements that have been made to the client service side of the business. This includes the establishment of quarterly commentaries and a new website with substantially improved data and functionality. Please visit us at www.meridianfund.com or Arrowpoint Partners at www.ap-am.com for more information on our strategies.

On behalf of all the Meridian and Arrowpoint team members, thank you for your continued trust, confidence and investment in the Meridian Fund family.

Respectfully,

David Corkins

President

MERIDIAN FUND, INC.

Meridian Funds	2	www.meridianfund.com

Meridian Growth Fund

Portfolio Performance and Composition (Unaudited)

Discussion of Fund Performance

On September 5, 2013, we began managing the Meridian Growth Fund. It is our distinct honor to take the helm of this venerable fund, which was founded by Richard Aster nearly 30 years ago. Through rigorous fundamental research, disciplined portfolio construction, and a focus on managing risk before reward, we hope to expand upon Meridian Growth Fund’s legacy. We will use the same process and philosophy that served us well managing another mutual fund for 7 years. Namely, our investment philosophy is centered on four key tenets:

1.	Employ fundamental research to identify high-quality growth businesses with predictable and recurring revenues, high returns on invested capital, and attractive risk-reward profiles.

2.	Build a durable portfolio that first and foremost protects capital in tough, turbulent markets and secondarily keeps up with the broader market in bull market environments.

3.	Always think about risk before reward. Almost 30 years of combined experience in small- and mid-cap markets have taught us the importance of sidestepping the landmines and pitfalls that trip up many other investors.

4.	Protect and grow your hard-earned savings. To this end, we believe strongly that it’s important that we eat our own cooking; we plan to allocate a significant percentage of our own net worth to Meridian Growth Fund.

In our opinion, this disciplined process combined with decades of experience, extensive resources, and a long-term investment horizon are the key ingredients required for consistent outperformance versus our peers and our benchmark. We look forward to many rewarding years stewarding your capital.

Performance Overview

The Meridian Growth Fund – Legacy Shares returned 17.31% during the twelve-month period ending June 30, 2014, underperforming its primary benchmark, the Russell 2500 Growth Index, which rose 26.26%. There were several factors that impacted performance during the period.

The first was the portfolio manager transition that occurred on September 6, 2013. Prior to our portfolio management responsibilities, the portfolio underperformed the index by 4.12%. As part of the transition, we repositioned some of the portfolio’s holdings to be consistent with our philosophy and process.

The relative underperformance during the second half of the fiscal year ending June 30, 2014 was driven by the low-quality characteristics, such as low returns on capital, low profit margins and often negative earnings per share, of the stocks that performed best early in 2014. This underperformance was partially offset by the strong relative performance (seen in the low downside capture rates) during the market sell-off from March to April 2014.

The Meridian Growth Fund seeks to invest in high-quality (defined by overall profitability) and attractively valued stocks, which means the fund may underperform in periods such as the first quarter of this year.

The second period of meaningful relative performance differential was the sell-off from the index’s peak in the first week of March through the low in early April. During that time the fund captured just 70% of the market’s decline, with the Russell 2500 Growth falling 9.17% and the fund falling 6.46%. This experience is consistent with our goal of capturing less downside than the market in turbulent, volatile environments. By putting risk and downside protection at the forefront of our process, we believe we will be better positioned to deliver strong long-term absolute and relative returns.

The top contributors to performance during the period were Trimble Navigation, Sensata Technologies, and Cadence Design Systems.

•

Trimble Navigation provides location-based solutions to its customers that enhance their productivity and profitability. The recovery in construction end markets and continued strong demand from the farm economy resulted in strong overall financial results for the company and a strong stock price. We trimmed the position as it began to exceed the upper end of the market cap range that we invest in.

•

Sensata Technologies develops, manufactures and sells sensors and controls. We are attracted to the company’s large growth opportunity, which is driven by increased sensor penetration in industries such as automobiles and general industrial opportunities. We find Sensata’s business model to be attractive given the stability of its revenues, strong operating leverage and excellent management team. During the period, the company benefited from a rebound in European automobile sales and deployed capital in several small accretive acquisitions. We have been trimming the position modestly as the stock approaches our price target.

Meridian Funds	3	www.meridianfund.com

Meridian Growth Fund

Portfolio Performance and Composition (Unaudited) (continued)

•

Cadence Design Systems provides software technology, design and consulting services and technology. Its primary product is electronic design automation software for the semiconductor industry. The stock rose as the company and industry transition began to show in its operating results. Specifically, industry consolidation has resulted in an improvement in pricing power, Cadence has successfully transitioned to a recurring revenue model, and we expect it to begin deploying its capital via stock repurchases. We trimmed the position modestly during the quarter.

The top three detractors to performance during the period were VistaPrint, Sally Beauty Holdings and CHC Group.

•

VistaPrint declined during the period due to a business model transition that has weighed negatively on short-term financial performance. We continue to believe that after the transition the company will have lower customer churn, higher customer duration, higher average selling prices and higher reorder rates. All of these combined should drive high operating leverage and substantial earnings growth. We have been adding to the position on weakness.

•

Sally Beauty Holdings distributes and retails beauty products. During the period the stock declined due to the impact of weather and some overall weakness in consumer spending. We have been adding to the position as we believe the company is well positioned to grow domestically, expand internationally and continue buying back stock, which should drive strong earnings growth for the long term.

•

CHC Group is a service provider to the offshore oil and gas industry. The stock declined during the period as the company’s growth trajectory did not exceed investor expectations. We added to the position during the period as we remain confident it will achieve our long-term growth and cash flow targets. The overall industry continues to show strong growth, and the company’s own business is improving as it restructures contracts at higher prices with longer terms.

We remain committed to employing fundamental research to identify high-quality growth businesses with predictable and recurring revenues, high returns on invested capital and attractive risk-reward profiles. We seek to build a durable, all-weather portfolio that protects capital in tough, turbulent markets and keeps up with the broader market in bull market environments.

Thank you for your investment in Meridian Growth Fund and for your confidence in us.

Chad Meade and Brian Schaub

Total Return Based on a $10,000 investment for the Period Ended June 30, 2014

This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

*

Effective November 1, 2013, the Russell 2500® Growth Index has replaced the S&P 500® Index as a more appropriate benchmark for the Fund. The Russell 2000® Index continues to be a benchmark for the Fund.

Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	4	www.meridianfund.com

Meridian Growth Fund

Portfolio Performance and Composition (Unaudited) (continued)

Average Annual Total Return as of 6.30.14

Share Class	Inception	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MERDX)	8/1/84	17.31	18.98	9.23	12.79
Investor Class (MRIGX)	11/15/13	—	—	—	5.92
Advisor Class (MRAGX)	11/15/13	—	—	—	5.75
Russell 2000® Index	8/1/84	23.64	20.21	8.70	10.51
Russell 2500® Growth Index	8/1/84	26.26	21.65	9.94	N/A

See “Disclosures Regarding Fund Performance” on page 18 for important information regarding reported performance.

The statements and opinions expressed are those of the author and are as of the date of this report. All information is historical and not indicative of future results and subject to change. It should not be assumed that an investment in the securities mentioned will be profitable in the future. This information is not a recommendation to buy or sell.

Meridian Funds	5	www.meridianfund.com

Meridian Growth Fund

Portfolio Composition (Unaudited)

Top 10 Common Stock Holdings as of 6.30.14

Sensata Technologies Holding N.V. (Netherlands)	2.84%
Gartner, Inc.	2.67%
Cadence Design Systems, Inc.	2.56%
SS&C Technologies Holdings, Inc.	2.36%
Jones Lang Lasalle, Inc.	2.35%
Clean Harbors, Inc.	2.33%
HEICO Corp. Class A	2.32%
Wolverine World Wide, Inc.	2.31%
Cooper Cos., Inc. (The)	2.28%
VistaPrint, N.V. (Netherlands)	2.19%

Portfolio holdings are subject to change. Top ten holdings are reported as a percentage of total investments excluding cash or cash equivalents.

Sector Allocation as of 6.30.14

Sector allocations are subject to change. Sector allocations are reported as a percentage of total investments excluding cash or cash equivalents.

For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	6	www.meridianfund.com

Meridian Contrarian Fund

Portfolio Performance and Composition (Unaudited)

Discussion of Fund Performance

The Meridian Contrarian Fund-Legacy Shares returned 23.31% during the twelve-month period ending June 30, 2014, which compares to the primary benchmark, the Russell 2500 Index, which returned 25.58%. The strategy’s secondary benchmark, the S&P 500 Index, returned 24.61%.

The Meridian Contrarian Fund’s investment strategy remains unchanged. We continue to seek out-of-favor companies that we believe, despite suffering temporary problems, have good long-term prospects for earnings growth supported by defensible positions in their industries, attractive return on capital and strong or improving balance sheets. Over the long term we believe this contrarian investing process can outperform the market.

Holdings in the financial sector were the largest contributor to the fund’s underperformance. The fund was underweight in the financial sector by 12.9%, which negatively impacted the portfolio. The information technology sector was our largest contributor to performance. The fund benefited from an 8.5% overweight as well as individual stock selection that outperformed the sector in the benchmark by an average of 2.8%. Industrials were another positive contributor, with both an overweight relative to the benchmark and strong individual stock performance. As it relates to stock selection, the portfolio was underweight in REITs, which were strong performers for the index overall, driven by the decline in interest rates in the first half of 2014. Utilities benefited from the same decline in interest rates and our under allocation was another detractor to the portfolio.

Our top three contributors to performance were Broadridge, EOG Resources, and Ubiquiti Networks.

•

Broadridge is a leading provider of investor communication and securities processing services. This has been a long-term investment for the Contrarian Fund. There has been limited change in the company’s stock price for a number of years due to softness in event-driven investor communications and continued investments in future growth that lowered current profitability. In 2013 these headwinds waned, leading to renewed earnings growth, multiple expansion, and strong stock performance.

•

Long-term holding EOG Resources is a large, diversified oil and gas exploration and production company. The stock fell out of favor when the company made poorly timed investments to expand natural gas production just prior to a precipitous drop in natural gas prices. We saw this as an opportunity because the company possessed both the management acumen and attractive resource base to efficiently pivot production away from natural gas to oil. EOG continues to execute this strategy with better than expected oil production and higher oil prices driving strong stock performance during the fiscal year. We maintain our position in the stock.

•

Ubiquiti Networks designs and manufactures wireless broadband infrastructure equipment and other communications. Ubiquiti initially came to our attention in early 2013 after suffering declines in earnings. While being optimistic about overall market demand, our research led us to conclude that the problems facing the company were temporary and we invested in the stock. Management executed on the turnaround, which drove both revenue and earnings growth. As a result the stock has more than doubled from our initial purchase price.

The top three detractors from performance were Aeropostale, Haemonetics and Compass Minerals.

•

Aeropostale operates a chain of apparel stores aimed at young teenagers. The company had successfully operated a fast fashion model for many years that drove strong growth and returns on capital. The company suffered declining earnings in 2012 as its customers shifted their fashion preferences and struggling competitors cut prices. We believed that Aeropostale would benefit as improving inventory positions at competitors eased price competition and as the addition of a new head of design improved the company’s fashion offerings. This did not materialize, however, and the company has continued to struggle. We sold the position at a loss in August 2013.

•

Haemonetics is the leader in blood separation and blood management products for collection centers and hospitals. The company hit our screen after two minor product recalls negatively impacted earnings. We believed the impact would prove short-lived, and that earnings growth would reaccelerate with the introduction of a new blood collection system. However, the company ended up losing a large contract, which was not in harmony with our thesis, and we sold the stock.

Meridian Funds	7	www.meridianfund.com

Meridian Contrarian Fund

Portfolio Performance and Composition (Unaudited) (continued)

•

Compass Minerals is a leading producer of rock salt and specialty potash fertilizer. Its unique collection of resource assets has helped the company generate historically high returns on capital. We invested in Compass as we believed that earnings were due to turn after four years of weak road salt demand driven by mild Northeast winters and production problems at its potash mines. During 2013 the potash industry was rocked by the potential collapse of a European cartel, which led to falling potash prices. Facing significant uncertainty for the future of the potash market, we sold the stock.

We continue to remain focused on individual stock selection and portfolio construction that identifies quality companies that we believe are experiencing temporary disruptions to their businesses. These disruptions enable us to buy the businesses at attractive prices and provide the portfolio with what we believe is an attractive risk-reward profile for our shareholders.

Thank you for your continued investment in the Meridian Contrarian Fund.

Jamie England, Larry Cordisco and Jim O’Connor

Total Return Based on a $10,000 investment for the Period Ended June 30, 2014

This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Average Annual Total Return as of 6.30.14

Share Class	Inception	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MVALX)	2/10/94	23.31	17.94	8.30	13.54
Investor Class (MFCIX)	11/15/13	—	—	—	7.08
Advisor Class (MFCAX)	11/15/13	—	—	—	6.91
Russell 2500® Index	2/10/94	25.58	21.63	9.78	10.75
S&P 500® Index	2/10/94	24.61	18.83	7.78	9.21

See “Disclosures Regarding Fund Performance” on page 18 for important information regarding reported performance.

The statements and opinions expressed are those of the author and are as of the date of this report. All information is historical and not indicative of future results and subject to change. It should not be assumed that an investment in the securities mentioned will be profitable in the future. This information is not a recommendation to buy or sell.

Meridian Funds	8	www.meridianfund.com

Meridian Contrarian Fund

Portfolio Composition (Unaudited)

Top 10 Common Stock Holdings as of 6.30.14

Verint Systems, Inc.	2.87%
Apple, Inc.	2.64%
Hawaiian Electric Industries, Inc.	2.61%
Gildan Activewear, Inc. (Canada)	2.45%
Norfolk Southern Corp.	2.40%
Lazard Ltd.	2.37%
Alexander & Baldwin, Inc.	2.35%
Yum! Brands, Inc.	2.34%
Genesee & Wyoming, Inc. Class A	2.29%
Humana, Inc.	2.18%

Portfolio holdings are subject to change. Top ten holdings are reported as a percentage of total investments excluding cash or cash equivalents.

Sector Allocation as of 6.30.14

Sector allocations are subject to change. Sector allocations are reported as a percentage of total investments excluding cash or cash equivalents.

For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	9	www.meridianfund.com

Meridian Equity Income Fund

Portfolio Performance and Composition (Unaudited)

Discussion of Fund Performance

The Meridian Equity Income Fund – Legacy Shares returned 20.04% during the twelve-month period ending June 30, 2014, which compares to the benchmark, the S&P 500 Index, which returned 24.61%.

The largest contributor to the fund’s underperformance was the financial sector. The fund was underweight in the sector, including an underweight in REITs, which were strong performers for the index overall, driven by the decline in interest rates in the first half of 2014. Utilities benefited from the same decline in interest rates and our under allocation was another detractor to the portfolio. The information technology sector was our largest contributor to performance. The fund benefited from an 8.50% overweight as well as individual stock selection that outperformed the sector in the benchmark by an average of 2.80%. Industrials were another positive contributor with both an overweight relative to the benchmark and strong individual stock performance.

The top three contributors to performance for the fiscal year were Lockheed Martin, Broadridge and Apple.

•

Lockheed Martin, a leading defense company, was a strong performer for the fund in 2013. The company fared well as earnings grew better than expected despite budget-related pressures on the defense industry. Lockheed is expected to have continued earnings growth, and its low payout ratio indicates a strong possibility of future dividend increases.

•

Broadridge is a leading provider of investor communication and securities processing services. Over half of the company’s revenues are recurring in nature with a renewal rate of over 95%. Broadridge has a strong balance sheet with net debt at less than 25% of total capital and a low payout ratio of 37%, as of June 30, 2014. The stock performed well during the fiscal year as previous investments in systems and customer acquisition led to accelerated earnings growth. The current yield of 2% is at the low end of our portfolio, but we continue to own the stock as we believe the company will continue to grow its dividend, which has tripled over the past five years.

•

Apple leads the consumer electronics industry with its family of iPhone, iPad and Mac products. The company benefits from the enduring value of the Apple ecosystem and appears likely to continue developing innovative products. With a sound earnings growth outlook, a comparatively low dividend payout ratio and sizable cash on its balance sheet, Apple is poised for further dividend increases after demonstrating an 11% compound annual dividend growth rate over the last two years. Apple’s outperformance in the second quarter of 2014 came from improved profit margins, China iPhone growth and a larger commitment to returning cash to shareholders. We maintain our position in the stock.

The top three detractors to fiscal year performance were Flower Foods, Campus Crest Communities and Meredith Corp.

•

Flower Foods, Inc., is a leading bakery company. Since the 2012 bankruptcy of competitor Hostess, Flower has benefited from market share gains and by acquiring Hostess assets at attractive prices. During the first quarter of 2014, however, Flower posted disappointing results as it encountered operational challenges in handling the additional volume from share gains and experienced difficulty integrating the acquired assets. Prior to these issues the yield had declined due to the company’s success, and given the current problems we decided the lower yield and high valuation did not compensate us for the diminished visibility into earnings and dividend growth. Accordingly, we sold the stock.

•

Campus Crest Communities is a REIT specializing in student housing in second-tier university markets. Our investment suffered as we underestimated the supply growth outlook for this sector and the resulting pressure on results and investor sentiment. We sold the stock at a loss in 2013.

•

Meredith Corp. is a media and marketing company with key assets in women’s magazines and local television stations. The stock underperformed in early 2014 due to weak quarterly results and guidance that was below expectations. The most recent results served as confirmation to concerns we had related to potential secular declines in the company’s businesses. With less conviction in Meredith’s ability to grow both earnings and dividends over the long term, we sold the stock.

We continue to remain focused on individual stock selection and portfolio construction that will preserve capital and generate above-market yield and dividend growth.

Thank you for your continued investment in the Meridian Equity Income Fund.

Jamie England, Larry Cordisco and Jim O’Connor

Meridian Funds	10	www.meridianfund.com

Meridian Equity Income Fund

Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended June 30, 2014

This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

*	Inception date.

Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Average Annual Total Return as of 6.30.14

Share Class	Inception	1 Year	5 Year	Since Inception
Legacy Class (MEIFX)	1/31/05	20.04	18.69	7.50
Investor Class (MRIEX)	11/15/13	—	—	6.87
Advisor Class (MRAEX)	11/15/13	—	—	6.69
S&P 500® Index	1/31/05	24.61	18.83	7.77

See “Disclosures Regarding Fund Performance” on page 18 for important information regarding reported performance.

The statements and opinions expressed are those of the author and are as of the date of this report. All information is historical and not indicative of future results and subject to change. It should not be assumed that an investment in the securities mentioned will be profitable in the future. This information is not a recommendation to buy or sell.

Meridian Funds	11	www.meridianfund.com

Meridian Equity Income Fund

Portfolio Composition (Unaudited)

Top 10 Common Stock Holdings as of 6.30.14

Eaton Corp., Plc (Ireland)	2.51%
Occidental Petroleum Corp.	2.48%
Microchip Technology, Inc.	2.39%
Kimberly-Clark Corp.	2.37%
Leggett & Platt, Inc.	2.37%
Apple, Inc.	2.36%
Enbridge Energy Partners LP	2.34%
Broadridge Financial Solutions, Inc.	2.25%
Linear Technology Corp.	2.25%
Hasbro, Inc.	2.23%

Portfolio holdings are subject to change. Top ten holdings are reported as a percentage of total investments excluding cash or cash equivalents.

Sector Allocation as of 6.30.14

Sector allocations are subject to change. Sector allocations are reported as a percentage of total investments excluding cash or cash equivalents.

For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	12	www.meridianfund.com

Meridian Small Cap Growth Fund

Portfolio Performance and Composition (Unaudited)

Discussion of Fund Performance

We launched the Meridian Small Cap Growth Fund on December 16, 2013. We are excited to offer you an opportunity to invest in a fund that focuses on high-quality, small cap growth businesses with predictable and recurring revenues, high returns on capital and attractive risk-reward profiles.

The Meridian Small Cap Growth Fund – Legacy Shares have returned 16.50% since the fund’s inception, outperforming its primary benchmark, the Russell 2000 Growth Index, which rose 6.64%.

The top contributors to performance during the period were Revance Therapeutics, Inc., TriNet Group and Malibu Boats.

•

Revance Therapeutics, Inc., was a strong performer during the first half due to encouraging data surrounding its long-lasting botulinum toxin products in aesthetic and therapeutic dermatology. We continue to hold the stock as we believe the company’s products to be differentiated with the ability to take the majority of a large market over the long term.

•

TriNet Group is a professional employment organization providing human resource and consulting services. Recent changes to healthcare regulations are driving a strong demand environment for its services. We also like its focus on high-value, niche segments of the industry. We continue to hold the stock.

•

Malibu Boats designs, manufactures and markets sports boats. Malibu has several characteristics of highly successful past investments in similarly cyclical businesses such as Polaris Industries, which has been a successful, longtime holding of ours. We are attracted to Malibu’s low share of the market, but dominant position in the fastest-growing segment. We like its asset-light business model that generates strong margins, returns on capital and cash flow. Lastly, we think the industry is at its cyclical bottom with the overall market still fifty percent below its prior peak. We continue to hold the stock.

The top three detractors to performance during the period were VistaPrint, Wolverine World Wide and National Research Corporation.

•

VistaPrint declined during the quarter as the first calendar quarter represented what we believe will be one of the worst quarters for the company as it transitions away from low-duration to high-value, high-duration customers. We continue to believe that after the transition the company will have lower customer churn, higher customer duration, higher average selling prices and higher reorder rates. All of these combined should drive high operating leverage and substantial earnings growth. We have been adding to the position on weakness.

•

Wolverine World Wide manufactures and markets branded footwear in the U.S. and internationally. The stock declined during the quarter as investors continued to wait for a turnaround in one of its key brands, Sperry. We continue to be attracted to the company’s strong portfolio of brands, near-term turnaround opportunity at Sperry, long-term international growth potential and strong management team. We trimmed our position size during the quarter; however, we still maintain a large position in the stock.

•

National Research Corporation provides performance measurement, analysis and tracking services to the healthcare industry. The stock declined during the period as overall growth in the business came in below expectations. We believe this is a temporary issue and continue to be attracted to its high level of recurring revenue and new growth opportunities. We added to the position.

We remain committed to employing fundamental research to identify high-quality growth businesses with predictable and recurring revenues, high returns on invested capital and attractive risk-reward profiles.

Thank you for your confidence in the Meridian Small Cap Growth Fund.

Chad Meade and Brian Schaub

Meridian Funds	13	www.meridianfund.com

Meridian Small Cap Growth Fund

Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended June 30, 2014

This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund of the period indicated. For comparison, the same investment is shown in the indicated index.

*	Inception date.

Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Average Annual Total Return as of 6.30.14

Share Class	Inception	6 Months	Since Inception
Legacy Class (MSGGX)	12/16/13	11.48	16.50
Investor Class (MISGX)	12/16/13	11.48	16.50
Advisor Class (MSGAX)	12/16/13	11.29	16.30
Russell 2000® Growth Index	12/16/13	2.22	6.64

See “Disclosures Regarding Fund Performance” on page 18 for important information regarding reported performance.

The statements and opinions expressed are those of the author and are as of the date of this report. All information is historical and not indicative of future results and subject to change. It should not be assumed that an investment in the securities mentioned will be profitable in the future. This information is not a recommendation to buy or sell.

Meridian Funds	14	www.meridianfund.com

Meridian Small Cap Growth Fund

Portfolio Composition (Unaudited)

Top 10 Common Stock Holdings as of 6.30.14

Cadence Design Systems, Inc.	2.21%
HEICO Corp. Class A	2.14%
Wolverine World Wide, Inc.	2.14%
Carter’s, Inc.	2.13%
Heritage-Crystal Clean, Inc.	2.03%
Clean Harbors, Inc.	2.02%
Corporate Executive Board Co. (The)	1.93%
Measurement Specialties, Inc.	1.92%
National CineMedia, Inc.	1.87%
VistaPrint, N.V. (Netherlands)	1.84%

Portfolio holdings are subject to change. Top ten holdings are reported as a percentage of total investments excluding cash or cash equivalents.

Sector Allocation as of 6.30.14

Sector allocations are subject to change. Sector allocations are reported as a percentage of total investments excluding cash or cash equivalents.

For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	15	www.meridianfund.com

Meridian Growth Fund

Fund Expenses

June 30, 2014 (Unaudited)

Expense Example

Actual	Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[1]
Legacy Class (MERDX)	0.85%	$1,000.00	$1,016.70	$4.25
Investor Class (MRIGX)	1.30%	$1,000.00	$1,014.80	$6.49
Advisor Class (MRAGX)	1.55%	$1,000.00	$1,013.40	$7.74

Hypothetical[2]	Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[1]
Legacy Class (MERDX)	0.85%	$1,000.00	$1,020.58	$4.26
Investor Class (MRIGX)	1.30%	$1,000.00	$1,018.35	$6.51
Advisor Class (MRAGX)	1.55%	$1,000.00	$1,017.11	$7.75

[1]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days, the number of days in the most recent fiscal half-year, then divided by 365.

[2]	Hypothetical 5% return before expenses.

The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.

See “Disclosure Regarding Fund Expenses” on page 18 for further information on how the above examples were calculated.

Meridian Contrarian Fund

Fund Expenses

June 30, 2014 (Unaudited)

Expense Example

Actual	Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[1]
Legacy Class (MVALX)	1.13%	$1,000.00	$1,035.70	$5.70
Investor Class (MFCIX)	1.35%	$1,000.00	$1,034.60	$6.81
Advisor Class (MFCAX)	1.60%	$1,000.00	$1,033.00	$8.07

Hypothetical[2]	Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[1]
Legacy Class (MVALX)	1.13%	$1,000.00	$1,019.19	$5.66
Investor Class (MFCIX)	1.35%	$1,000.00	$1,018.10	$6.76
Advisor Class (MFCAX)	1.60%	$1,000.00	$1,016.86	$8.00

[1]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days, the number of days in the most recent fiscal half-year, then divided by 365.

[2]	Hypothetical 5% return before expenses.

The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.

See “Disclosure Regarding Fund Expenses” on page 18 for further information on how the above examples were calculated.

Meridian Funds	16	www.meridianfund.com

Meridian Equity Income Fund

Fund Expenses

June 30, 2014 (Unaudited)

Expense Example

Actual	Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[1]
Legacy Class (MEIFX)	1.25%	$1,000.00	$1,045.90	$6.34
Investor Class (MRIEX)	1.35%	$1,000.00	$1,045.80	$6.85
Advisor Class (MRAEX)	1.60%	$1,000.00	$1,044.40	$8.11

Hypothetical[2]	Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[1]
Legacy Class (MEIFX)	1.25%	$1,000.00	$1,018.60	$6.26
Investor Class (MRIEX)	1.35%	$1,000.00	$1,018.10	$6.76
Advisor Class (MRAEX)	1.60%	$1,000.00	$1,016.86	$8.00

[1]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days, the number of days in the most recent fiscal half-year, then divided by 365.

[2]	Hypothetical 5% return before expenses.

The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.

See “Disclosure Regarding Fund Expenses” on page 18 for further information on how the above examples were calculated.

Meridian Small Cap Growth Fund

Fund Expenses

June 30, 2014 (Unaudited)

Expense Example

Actual	Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[1]
Legacy Class (MSGGX)	1.20%	$1,000.00	$1,114.80	$6.29
Investor Class (MISGX)	1.35%	$1,000.00	$1,114.80	$7.08
Advisor Class (MSGAX)	1.60%	$1,000.00	$1,112.90	$8.38

Hypothetical[2]	Annualized Expense Ratio	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[1]
Legacy Class (MSGGX)	1.20%	$1,000.00	$1,018.84	$6.01
Investor Class (MISGX)	1.35%	$1,000.00	$1,018.10	$6.76
Advisor Class (MSGAX)	1.60%	$1,000.00	$1,016.86	$8.00

[1]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days, the number of days in the most recent fiscal half-year, then divided by 365.

[2]	Hypothetical 5% return before expenses.

The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.

See “Disclosure Regarding Fund Expenses” on page 18 for further information on how the above examples were calculated.

Meridian Funds	17	www.meridianfund.com

Meridian Fund, Inc.

Performance and Expense Disclosures

June 30, 2014

Disclosures Regarding Fund Performance

Past performance is not predictive of future performance. Current performance may be lower or higher than the quoted past performance. Reported performance assumes reinvestment of Fund distributions. Reported performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, nor does it reflect the 2% redemption fee on shares sold within 60 days of original purchase date. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. You can obtain the most current month-end performance at www.meridianfund.com.

Performance for Funds in existence prior to 9.5.13 reflects performance under the management of Aster Investment Management Co. using similar investment strategies.

Legacy class shares are no longer offered to the public effective 3.1.14, except under certain limited circumstances.

Indices are typically unmanaged, and do not reflect deductions for fees or expenses. You cannot invest directly in an index.

Disclosures Regarding Fund Expenses

As a shareholder of the Fund, you incur certain costs which include: 1) transaction related costs, such as redemption fees for sales made within 60 days of original purchase; and 2) operating costs, such as investment advisory fees, administrative fees, service and distribution (12b-1) fees, and other Fund expenses.

Operating costs, which are deducted from a Fund’s gross income, directly reduce the investment return of the portfolio. The Fund Expense examples reported on the previous pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period and assume reinvestment of all dividends and distributions.

The first section of the example describes actual expenses and account values for the 6 month period reported. To use this information to calculate the expenses you paid for your investment in the Fund, divide your account value by $1,000 then multiply the result by the number reported under “Expenses Paid During the Period”.

The second section of the example describes hypothetical expenses and account values using the Fund’s actual expense ratio and an assumed 5% return. These hypothetical expenses and returns should be used to compare the Fund’s expenses to other mutual funds’ reported hypothetical expenses and not to calculate your actual expenses paid during the period.

The expense examples do not reflect any transactional costs, such as the 2% redemption fee charged on sales made within 60 days of original purchase. Therefore, the information reported within these expense examples are meant to highlight on-going costs of owning Fund shares and will not reflect the total relative costs of owning different mutual funds. If these transactional costs were included, the reported expenses would have been higher.

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in any of the Meridian Funds. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 877.796.3434 or access our website at www.meridianfund.com.

Meridian Funds	18	www.meridianfund.com

Meridian Growth Fund

Schedule of Investments

June 30, 2014

	Shares	Value
Common Stocks - 92.5%
Consumer Discretionary - 18.9%
Distributors - 0.5%
LKQ Corp.*	368,262	$9,828,913
Diversified Consumer Services - 0.5%
ServiceMaster Global Holdings, Inc.*	573,758	10,459,608
Hotels, Restaurants & Leisure - 1.2%
Dunkin’ Brands Group, Inc.	413,757	18,954,208
Popeyes Louisiana Kitchen, Inc.*	134,466	5,877,509

		24,831,717
Leisure Equipment & Products - 0.5%
Polaris Industries, Inc.	79,016	10,291,044
Media - 2.1%
Markit Ltd.	160,240	4,323,275
National CineMedia, Inc.	2,233,692	39,111,947

		43,435,222
Specialty Retail - 8.3%
DSW, Inc. Class A	848,664	23,711,672
Five Below, Inc.*	529,847	21,146,194
Hibbett Sports, Inc.*	383,928	20,797,380
Michaels Cos, Inc.*	240,102	4,093,739
Monro Muffler Brake, Inc.	365,632	19,447,966
PetSmart, Inc.	424,877	25,407,645
Sally Beauty Holdings, Inc.*	1,609,788	40,373,483
Ulta Salon Cosmetics & Fragrance, Inc.*	177,720	16,245,385

		171,223,464
Textiles, Apparel & Luxury Goods - 5.8%
Carter’s, Inc.	591,285	40,757,275
Tumi Holdings, Inc.*	1,654,726	33,309,634
Wolverine World Wide, Inc.	1,680,242	43,787,107

		117,854,016

Total Consumer Discretionary		387,923,984
Consumer Staples - 1.3%
Food & Staples Retailing - 1.3%
Susser Holdings Corp.*	341,478	27,564,104

Total Consumer Staples		27,564,104
Energy - 5.5%
Energy Equipment & Services - 5.0%
CHC Group Ltd.*	3,087,555	26,058,964
Core Laboratories N.V. (Netherlands)	47,324	7,905,947
Dresser-Rand Group, Inc.*	486,307	30,992,345
Dril-Quip, Inc.*	90,124	9,845,146
Rignet, Inc.*	501,211	26,975,176

		101,777,578

	Shares	Value
Oil, Gas & Consumable Fuels - 0.5%
World Fuel Services Corp.	200,913	$9,890,947

Total Energy		111,668,525
Financials - 7.1%
Capital Markets - 3.0%
Financial Engines, Inc.	215,856	9,773,960
LPL Financial Holdings, Inc.	811,762	40,377,042
WisdomTree Investments, Inc.*	896,475	11,080,431

		61,231,433
Commercial Banks - 1.9%
Bank of the Ozarks, Inc.	498,960	16,690,212
East West Bancorp., Inc.	629,061	22,010,844

		38,701,056
Real Estate Management & Development - 2.2%
Jones Lang Lasalle, Inc.	351,227	44,391,580

Total Financials		144,324,069
Health Care - 13.8%
Biotechnology - 4.3%
Alnylam Pharmaceuticals, Inc.*	176,364	11,140,914
Clovis Oncology, Inc.*	242,086	10,024,781
Exact Sciences Corp.*	918,218	15,637,253
Medivation, Inc.*	145,842	11,241,501
Neurocrine Biosciences, Inc.*	742,192	11,014,129
NPS Pharmaceuticals, Inc.*	400,613	13,240,260
Synageva BioPharma Corp.*	146,831	15,387,889

		87,686,727
Health Care Providers & Services - 5.8%
Cooper Cos., Inc. (The)	318,603	43,180,265
DexCom, Inc.*	441,885	17,525,159
Endologix, Inc.*	1,627,355	24,752,070
Insulet Corp.*	367,364	14,573,330
Novadaq Technologies, Inc.*	519,490	8,561,195
Quidel Corp.*	464,858	10,278,010

		118,870,029
Health Care Technology - 2.0%
athenahealth, Inc.*	98,179	12,285,138
IMS Health Holdings, Inc.*	75,000	1,926,000
Medidata Solutions, Inc.*	359,047	15,370,802
Spectranetics Corp. (The)*	447,950	10,249,096

		39,831,036
Pharmaceuticals - 1.7%
Prestige Brands Holdings, Inc.*	752,389	25,498,463
Revance Therapeutics, Inc.*	309,077	10,508,618

		36,007,081

Total Health Care		282,394,873
Industrials - 24.5%
Aerospace & Defense - 2.1%
HEICO Corp. Class A	1,079,430	43,824,858

The accompanying notes are an integral part of the financial statements.

Meridian Funds	19	www.meridianfund.com

Meridian Growth Fund

Schedule of Investments (continued)

June 30, 2014

	Shares	Value
Air Freight & Logistics - 1.5%
Expeditors International of Washington, Inc.	460,482	$20,334,885
Spirit Airlines, Inc.*	179,100	11,326,284

		31,661,169
Commercial Services & Supplies - 3.2%
Clean Harbors, Inc.*	686,055	44,079,034
Ritchie Bros. Auctioneers, Inc. (Canada)	856,575	21,114,574

		65,193,608
Electrical Equipment - 3.9%
Polypore International, Inc.*	534,446	25,509,108
Sensata Technologies Holding N.V. (Netherlands)*	1,148,575	53,730,338

		79,239,446
Machinery - 4.3%
Kennametal, Inc.	478,442	22,142,296
Proto Labs, Inc.*	157,599	12,910,510
Tennant Co.	394,710	30,124,267
Woodward, Inc.	455,240	22,843,943

		88,021,016
Marine - 1.1%
Kirby Corp.*	198,495	23,251,704
Professional Services - 3.2%
Advisory Board Co. (The)*	387,122	20,052,920
Corporate Executive Board Co. (The)	528,172	36,031,894
IHS, Inc. Class A*	76,429	10,369,122

		66,453,936
Road & Rail - 3.3%
J.B. Hunt Transport Services, Inc.	265,651	19,599,731
RoadRunner Transportation Systems, Inc.*	582,326	16,363,361
Saia, Inc.*	658,438	28,925,181

		64,888,273
Trading Companies & Distributors - 1.9%
MSC Industrial Direct Co. Class A	191,041	18,271,161
WESCO International, Inc.*	247,559	21,384,146

		39,655,307

Total Industrials		502,189,317
Information Technology - 20.1%
Electronic Equipment, Instruments - 1.4%
Measurement Specialties, Inc.*	326,208	28,076,723

	Shares	Value
Internet Software & Services - 3.8%
CoStar Group, Inc.*	63,523	$10,047,433
Demandware, Inc.*	225,439	15,638,703
SPS Commerce, Inc.*	145,070	9,166,973
VistaPrint N.V. (Netherlands)*	1,024,678	41,458,472

		76,311,581
IT Services - 3.5%
Euronet Worldwide, Inc.*	443,387	21,388,989
Gartner, Inc.*	716,923	50,557,410

		71,946,399
Software - 10.5%
ANSYS, Inc.*	257,635	19,533,886
Blackbaud, Inc.	464,420	16,598,371
Cadence Design Systems, Inc.*	2,763,892	48,340,471
Qlik Technologies, Inc.*	342,188	7,740,293
RealPage, Inc.*	694,714	15,617,171
SolarWinds, Inc.*	1,051,550	40,652,923
Solera Holdings, Inc.	315,773	21,204,157
SS&C Technologies Holdings, Inc.*	1,011,788	44,741,265

		214,428,537
Technology Hardware, Storage & Peripherals - 0.9%
Stratasys Ltd.*	167,392	19,020,753

Total Information Technology		409,783,993
Materials - 1.3%
Chemicals - 1.3%
Valspar Corp. (The)	341,651	26,030,390

Total Materials		26,030,390
Total Investments - 92.5%
(Cost $1,667,631,898)		1,891,879,255

Cash And Other Assets, Less Liabilities - 7.5%		152,970,312

Net Assets - 100.0%		$2,044,849,567

N.V.-Naamloze Vennootschap is the Dutch term for limited liability company

*	Non-income producing securities

The accompanying notes are an integral part of the financial statements.

Meridian Funds	20	www.meridianfund.com

Meridian Contrarian Fund

Schedule of Investments

June 30, 2014

	Shares	Value
Common Stocks - 92.2%
Consumer Discretionary - 14.9%
Diversified Consumer Services - 1.1%
Regis Corp.	326,000	$4,590,080
ServiceMaster Global Holdings, Inc.*	215,588	3,930,169

		8,520,249
Hotels, Restaurants & Leisure - 4.3%
Del Frisco’s Restaurant Group, Inc.*	231,400	6,377,384
Denny’s Corp.*	1,533,600	9,999,072
Yum! Brands, Inc.	203,800	16,548,560

		32,925,016
Leisure Equipment & Products - 1.3%
Polaris Industries, Inc.	79,000	10,288,960
Specialty Retail - 3.0%
Children’s Place, Inc. (The)	75,000	3,722,250
Monro Muffler Brake, Inc.	153,100	8,143,389
Select Comfort Corp.*	534,500	11,042,770

		22,908,409
Textiles, Apparel & Luxury Goods - 5.2%
Gildan Activewear, Inc. (Canada)	294,000	17,310,720
PVH Corp.	73,000	8,511,800
Wolverine World Wide, Inc.	531,000	13,837,860

		39,660,380

Total Consumer Discretionary		114,303,014
Consumer Staples - 1.0%
Food Products - 1.0%
Chiquita Brands International, Inc.*	720,100	7,813,085

Total Consumer Staples		7,813,085
Energy - 6.7%
Energy Equipment & Services - 1.7%
CARBO Ceramics, Inc.	28,400	4,377,008
National Oilwell Varco, Inc.	109,400	9,009,090

		13,386,098
Oil, Gas & Consumable Fuels - 5.0%
EOG Resources, Inc.	130,600	15,261,916
Halcon Resources Corp.*	1,117,801	8,148,769
Occidental Petroleum Corp.	147,700	15,158,451

		38,569,136

Total Energy		51,955,234
Financials - 10.9%
Commercial Banks - 6.9%
Bank of Hawaii Corp.	196,000	11,503,240
BOK Financial Corp.	182,654	12,164,757
Hancock Holding Co.	347,500	12,273,700
Lazard Ltd.	324,400	16,726,064

		52,667,761

	Shares	Value
Insurance - 1.8%
Arthur J Gallagher & Co.	301,100	$14,031,260
Real Estate Management & Development - 2.2%
Alexander & Baldwin, Inc.	401,200	16,629,740

Total Financials		83,328,761
Health Care - 8.2%
Health Care Equipment & Supplies - 2.9%
Accuray, Inc.*	844,600	7,432,480
CR Bard, Inc.	49,500	7,078,995
Neurocrine Biosciences, Inc.*	512,300	7,602,532

		22,114,007
Health Care Providers & Services - 3.0%
Endologix, Inc.*	493,447	7,505,329
Humana, Inc.	120,900	15,441,348

		22,946,677
Life Sciences Tools & Services - 1.4%
ICON, Plc*	221,500	10,434,865
Pharmaceuticals - 0.9%
Impax Laboratories, Inc.*	232,500	6,972,675

Total Health Care		62,468,224
Industrials - 21.9%
Air Freight & Logistics - 1.0%
Hub Group, Inc. Class A*	149,000	7,509,600
Building Products - 2.7%
Lennox International, Inc.	154,900	13,874,393
NCI Building Systems, Inc.*	334,300	6,495,449

		20,369,842
Commercial Services & Supplies - 5.5%
Clean Harbors, Inc.*	203,200	13,055,600
Copart, Inc.*	326,800	11,751,728
Ritchie Bros Auctioneers, Inc.	305,000	7,518,250
Steelcase, Inc. Class A	657,000	9,940,410

		42,265,988
Electrical Equipment - 2.5%
GrafTech International, Ltd.*	420,800	4,401,568
Regal-Beloit Corp.	189,900	14,918,544

		19,320,112
Industrial Conglomerates - 0.7%
Raven Industries, Inc.	155,000	5,136,700
Machinery - 3.7%
Lindsay Corp.	58,500	4,941,495
Stanley Black & Decker, Inc.	95,000	8,342,900
Xylem, Inc.	387,500	15,143,500

		28,427,895
Road & Rail - 4.3%
Genesee & Wyoming, Inc. Class A*	154,400	16,212,000
Norfolk Southern Corp.	164,700	16,969,041

		33,181,041

The accompanying notes are an integral part of the financial statements.

Meridian Funds	21	www.meridianfund.com

Meridian Contrarian Fund

Schedule of Investments (continued)

June 30, 2014

	Shares	Value
Trading Companies & Distributors - 1.5%
MSC Industrial Direct Co., Inc. Class A	123,600	$11,821,104

Total Industrials		168,032,282
Information Technology - 22.0%
Communications Equipment - 1.5%
Sonus Networks, Inc.*	2,171,000	7,793,890
Ubiquiti Networks, Inc.*	83,000	3,750,770

		11,544,660
Electronic Equipment, Instruments - 2.7%
FLIR Systems, Inc.	273,051	9,483,061
National Instruments Corp.	344,398	11,155,051

		20,638,112
IT Services - 3.0%
Acxiom Corp.*	186,200	4,038,678
Broadridge Financial Solutions, Inc.	356,400	14,840,496
CACI International, Inc. Class A*	55,000	3,861,550

		22,740,724
Semiconductors - 5.7%
Linear Technology Corp.	306,200	14,412,834
Mellanox Technologies Ltd.*	132,000	4,601,520
NVIDIA Corp.	772,357	14,319,499
Power Integrations, Inc.	173,900	10,006,206

		43,340,059
Software - 6.7%
Barracuda Networks, Inc.*	124,700	3,868,194
Fortinet, Inc.*	387,000	9,725,310
Informatica Corp.*	371,600	13,247,540
Silver Spring Networks, Inc.*	293,000	3,905,690
Verint Systems, Inc.*	413,500	20,282,175

		51,028,909
Technology Hardware, Storage & Peripherals - 2.4%
Apple, Inc.	200,900	18,669,637

Total Information Technology		167,962,101
Materials - 3.7%
Chemicals - 1.9%
Scotts Miracle-Gro Co. (The) Class A	256,491	14,584,078
Containers & Packaging - 1.5%
Aptargroup, Inc.	173,400	11,619,534
Metals & Mining - 0.3%
Sesa Sterlite Ltd. ADR	125,000	2,420,000

Total Materials		28,623,612

	Shares	Value
Telecommunication Services - 0.5%
Diversified Telecommunications - 0.5%
Iridium Communications, Inc.*	467,000	$3,950,820

Total Telecommunication Services		3,950,820
Utilities - 2.4%
Electric Utilities - 2.4%
Hawaiian Electric Industries, Inc.	729,375	18,467,775

Total Utilities		18,467,775
Total Investments - 92.2%
(Cost $549,083,718)		706,904,908

Cash and Other Assets, Less Liabilities - 7.8%		60,002,954

Net Assets - 100.0%		$766,907,862

ADR-American Depositary Receipt

Plc-Public Limited Company

*	Non-income producing securities

The accompanying notes are an integral part of the financial statements.

Meridian Funds	22	www.meridianfund.com

Meridian Equity Income Fund

Schedule of Investments

June 30, 2014

	Shares	Value
Common Stocks - 98.1%
Consumer Discretionary - 14.2%
Distributors - 2.0%
Genuine Parts Co.	7,785	$683,523
Hotels, Restaurants & Leisure - 5.8%
Einstein Noah Restaurant Group, Inc.	36,000	578,160
Extended Stay America, Inc.	28,500	660,060
McDonald’s Corp.	7,000	705,180

		1,943,400
Household Durables - 4.2%
Leggett & Platt, Inc.	22,825	782,441
Tupperware Brands Corp.	7,500	627,750

		1,410,191
Leisure Equipment & Products - 2.2%
Hasbro, Inc.	13,900	737,395

Total Consumer Discretionary		4,774,509
Consumer Staples - 6.4%
Food & Staples Retailing - 1.9%
SYSCO Corp.	17,200	644,140
Household Products - 2.3%
Kimberly-Clark Corp.	7,050	784,101
Tobacco - 2.2%
Reynolds American, Inc.	12,150	733,253

Total Consumer Staples		2,161,494
Energy - 8.6%
Oil, Gas & Consumable Fuels - 8.6%
Chevron Corp.	4,700	613,585
Enbridge Energy Partners LP	21,000	775,530
Occidental Petroleum Corp.	8,000	821,040
Spectra Energy Corp.	16,400	696,672

Total Energy		2,906,827
Financials - 13.7%
Capital Markets - 2.1%
BlackRock, Inc.	2,200	703,120
Commercial Banks - 5.9%
Bank of Hawaii Corp.	11,100	651,459
Hancock Holding Co.	18,700	660,484
Wells Fargo & Co.	13,100	688,536

		2,000,479
Insurance - 1.8%
Arthur J. Gallagher & Co.	13,200	615,120
Real Estate Investment Trusts - 3.9%
American Realty Capital Properties, Inc. REIT	58,032	727,141
Chatham Lodging Trust REIT	26,400	578,160

		1,305,301

Total Financials		4,624,020

	Shares	Value
Health Care - 7.6%
Health Care Equipment & Supplies - 1.8%
Baxter International, Inc.	8,600	$621,780
Health Care Technology - 1.9%
Computer Programs & Systems, Inc.	10,300	655,080
Pharmaceuticals - 3.9%
Johnson & Johnson	6,485	678,460
Sanofi, ADR	11,800	627,406

		1,305,866

Total Health Care		2,582,726
Industrials - 12.4%
Aerospace & Defense - 1.9%
Lockheed Martin Corp.	4,000	642,920
Air Freight & Logistics - 2.1%
United Parcel Service, Inc. Class B	6,815	699,628
Commercial Services & Supplies - 1.8%
Steelcase, Inc. Class A	40,000	605,200
Electrical Equipment - 4.5%
Eaton Corp. Plc (Ireland)	10,740	828,913
Emerson Electric Co.	10,700	710,052

		1,538,965
Road & Rail - 2.1%
Norfolk Southern Corp.	6,800	700,604

Total Industrials		4,187,317
Information Technology - 17.0%
Communications Equipment - 2.1%
Cisco Systems, Inc.	28,000	695,800
IT Services - 4.2%
Broadridge Financial Solutions, Inc.	17,900	745,356
Paychex, Inc.	16,400	681,584

		1,426,940
Semiconductors - 4.6%
Linear Technology Corp.	15,800	743,706
Microchip Technology, Inc.	16,200	790,722

		1,534,428
Software - 3.8%
CA, Inc.	19,700	566,178
Microsoft Corp.	17,295	721,202

		1,287,380
Technology Hardware, Storage & Peripherals - 2.3%
Apple, Inc.	8,400	780,612

Total Information Technology		5,725,160
Materials - 10.0%
Chemicals - 7.9%
Agrium, Inc.	7,000	641,410
Air Products & Chemicals, Inc.	5,400	694,548
EI du Pont de Nemours & Co.	9,780	640,003

The accompanying notes are an integral part of the financial statements.

Meridian Funds	23	www.meridianfund.com

Meridian Equity Income Fund

Schedule of Investments (continued)

June 30, 2014

	Shares	Value
Scotts Miracle-Gro Co. (The) Class A	12,400	$705,064

		2,681,025
Metals & Mining - 2.1%
Compass Minerals International, Inc.	7,300	698,902

Total Materials		3,379,927
Telecommunication Services - 2.0%
Diversified Telecommunication - 2.0%
Verizon Communications, Inc.	13,700	670,341

Total Telecommunication Services		670,341
Utilities - 6.2%
Electric Utilities - 2.1%
Hawaiian Electric Industries, Inc.	27,300	691,236
Gas Utilities - 2.0%
Questar Corp.	27,700	686,960
Water Utilities - 2.1%
American Water Works Co., Inc.	14,000	692,300

Total Utilities		2,070,496
Total Investments - 98.1%
(Cost $25,027,718)		33,082,817

Cash and Other Assets, Less Liabilities - 1.9%		624,483

Net Assets - 100.0%		$33,707,300

ADR-American Depositary Receipt

Plc-Public Limited Company

REIT-Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Meridian Funds	24	www.meridianfund.com

Meridian Small Cap Growth Fund

Schedule of Investments

June 30, 2014

	Shares	Value
Common Stocks - 89.8%
Consumer Discretionary - 21.0%
Auto Components - 0.6%
Dorman Products, Inc.*	2,120	$104,558
Diversified Consumer Services - 2.7%
2U, Inc.*	10,952	184,103
Grand Canyon Education, Inc.*	4,763	218,955
ServiceMaster Global Holdings, Inc.*	4,909	89,491

		492,549
Hotels, Restaurants & Leisure - 2.7%
Del Frisco’s Restaurant Group, Inc.*	3,733	102,881
Papa Murphy’s Holdings, Inc.*	14,103	135,107
Popeye’s Louisiana Kitchen, Inc.*	4,007	175,146
Texas Roadhouse, Inc.	3,099	80,574

		493,708
Household Durables - 1.3%
GoPro, Inc. Class A*	6,106	247,598
Internet & Catalog Retail - 0.7%
Coupons.com, Inc.*	4,826	126,972
Leisure Equipment & Products - 1.7%
Arctic Cat, Inc.	4,529	178,534
Malibu Boats, Inc., Class A*	6,722	135,112

		313,646
Media - 2.4%
National CineMedia, Inc.	17,725	310,365
Rentrak Corp.*	2,631	137,996

		448,361
Multiline Retail - 0.2%
Gordmans Stores, Inc.	6,851	29,459
Specialty Retail - 3.5%
Five Below, Inc.*	4,662	186,060
Hibbett Sports, Inc.*	3,227	174,807
Monro Muffler Brake, Inc.	1,581	84,093
Sportsman’s Warehouse Holdings, Inc.*	15,376	123,008
Winmark Corp.	1,238	86,202

		654,170
Textiles, Apparel & Luxury Goods - 5.2%
Carter’s, Inc.	5,136	354,024
Tumi Holdings, Inc.*	12,646	254,564
Wolverine World Wide, Inc.	13,661	356,006

		964,594

Total Consumer Discretionary		3,875,615
Consumer Staples - 0.8%
Food & Staples Retailing - 0.8%
Susser Holdings Corp.*	1,876	151,431

Total Consumer Staples		151,431
Energy - 4.2%
Energy Equipment & Services - 2.8%
CHC Group Ltd.*	15,763	133,040
Newpark Resources, Inc.*	7,307	91,045

	Shares	Value
RigNet, Inc.*	5,581	$300,369

		524,454
Oil, Gas & Consumable Fuels - 1.4%
Evolution Petroleum Corp.	23,769	260,271

Total Energy		784,725
Financials - 2.6%
Capital Markets - 1.7%
Financial Engines, Inc.	1,917	86,802
Pennantpark Investment Corp.	11,730	134,426
WisdomTree Investments, Inc.*	8,157	100,821

		322,049
Commercial Banks - 0.9%
Bank of the Ozarks, Inc.	5,144	172,067

Total Financials		494,116
Health Care - 15.5%
Biotechnology - 4.1%
Alnylam Pharmaceuticals, Inc.*	1,300	82,121
Clovis Oncology, Inc.*	1,307	54,123
Exact Sciences Corp.*	8,196	139,578
Neurocrine Biosciences, Inc.*	5,173	76,767
NPS Pharmaceuticals, Inc.*	2,911	96,209
Repligen Corp.*	6,033	137,492
Synageva BioPharma Corp.*	940	98,512
Versartis, Inc.*	2,597	72,820

		757,622
Health Care Equipment & Supplies - 5.2%
DexCom, Inc.*	2,695	106,884
Endologix, Inc.*	14,467	220,043
Insulet Corp.*	2,147	85,171
Merit Medical Systems, Inc.*	12,297	185,685
Novadaq Technologies, Inc.*	8,490	139,915
Quidel Corp.*	4,318	95,471
Spectranetics Corp. (The)*	5,699	130,393

		963,562
Health Care Providers & Services - 1.1%
National Research Corp.*	14,851	207,765
Health Care Technology - 2.2%
Castlight Health, Inc., Class B*	2,752	41,830
Computer Programs & Systems, Inc.	1,416	90,058
Imprivata, Inc.*	11,169	182,948
Medidata Solutions, Inc.*	2,137	91,485

		406,321
Life Sciences Tools & Services - 0.5%
Fluidigm Corp.*	3,170	93,198
Pharmaceuticals - 2.4%
MediWound Ltd.*	8,000	91,040
Prestige Brands Holdings, Inc.*	7,541	255,564
Revance Therapeutics, Inc.*	2,749	93,466

		440,070

Total Health Care		2,868,538

The accompanying notes are an integral part of the financial statements.

Meridian Funds	25	www.meridianfund.com

Meridian Small Cap Growth Fund

Schedule of Investments (continued)

June 30, 2014

	Shares	Value
Industrials - 24.6%
Aerospace & Defense - 1.9%
HEICO Corp. Class A	8,771	$356,103
Air Freight & Logistics - 0.7%
Park-Ohio Holdings Corp.	2,213	128,597
Commercial Services & Supplies - 5.8%
Clean Harbors, Inc.*	5,220	335,385
Heritage-Crystal Clean, Inc.*	17,208	337,793
Ritchie Bros Auctioneers, Inc.	7,075	174,399
SP Plus Corp.*	10,312	220,574

		1,068,151
Electrical Equipment - 1.4%
Polypore International, Inc.*	2,654	126,675
Power Solutions International, Inc.*	1,870	134,584

		261,259
Industrial Conglomerates - 0.7%
Raven Industries, Inc.	3,936	130,439
Machinery - 4.4%
Kennametal, Inc.	2,189	101,307
Luxfer Holdings, Plc	7,781	147,450
Proto Labs, Inc.*	1,822	149,258
voxeljet AG ADR*	5,496	115,086
Tennant Co.	3,859	294,519

		807,620
Professional Services - 4.4%
Advisory Board Co. (The)*	2,978	154,260
Corporate Executive Board Co. (The)	4,713	321,521
TriNet Group, Inc.*	9,093	218,869
TrueBlue, Inc.*	4,396	121,198

		815,848
Road & Rail - 3.6%
Heartland Express, Inc.	10,608	226,375
Roadrunner Transportation Systems, Inc.*	9,584	269,310
Saia, Inc.*	4,025	176,818

		672,503
Trading Companies & Distributors - 1.7%
Titan Machinery, Inc.*	11,081	182,393
WESCO International, Inc.*	1,458	125,943

		308,336

Total Industrials		4,548,856
Information Technology - 20.1%
Electronic Equipment, Instruments - 2.9%
DTS, Inc.*	4,384	80,709
Measurement Specialties, Inc.*	3,714	319,664

	Shares	Value
RealD, Inc.*	10,310	$131,556

		531,929
Internet Software & Services - 7.5%
Amber Road, Inc.*	4,303	69,407
Angie’s List, Inc.*	7,519	89,777
Carbonite, Inc.*	15,105	180,807
ChannelAdvisor Corp.*	6,182	162,958
Dealertrack Technologies, Inc.*	1,293	58,625
LivePerson, Inc.*	13,909	141,176
Q2 Holdings, Inc.*	6,599	94,102
Reis, Inc.	4,076	85,922
SciQuest, Inc.*	2,690	47,586
SPS Commerce, Inc.*	2,418	152,793
VistaPrint N.V. (Netherlands)*	7,538	304,987

		1,388,140
IT Services - 1.9%
Cass Information Systems, Inc.	1,732	85,699
Euronet Worldwide, Inc.*	5,408	260,882

		346,581
Semiconductors - 0.4%
NVE Corp.*	1,445	80,328
Software - 7.4%
Advent Software, Inc.	5,280	171,970
Blackbaud, Inc.	2,270	81,130
Cadence Design Systems, Inc.*	20,976	366,870
Callidus Software, Inc.*	10,660	127,280
Exa Corp.*	9,496	106,925
RealPage, Inc.*	3,690	82,951
SolarWinds, Inc.*	6,735	260,375
SS&C Technologies Holdings, Inc.*	3,897	172,325

		1,369,826

Total Information Technology		3,716,804
Materials - 1.0%
Chemicals - 1.0%
Balchem Corp.	1,612	86,339
Landec Corp.*	7,375	92,114

Total Materials		178,453
Total Investments - 89.8%
(Cost $15,733,797)		16,618,538

Cash and Other Assets, Less Liabilities - 10.2%		1,878,910

Net Assets - 100.0%		$18,497,448

ADR-American Depositary Receipt

N.V.-Naamloze Vennootschap is the Dutch term for limited liability company

Plc-Public Limited Company

*	Non-income producing securities

The accompanying notes are an integral part of the financial statements.

Meridian Funds	26	www.meridianfund.com

Meridian Fund, Inc.

Statements of Assets and Liabilities

June 30, 2014	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Equity Income Fund		Meridian Small Cap Growth Fund
Assets
Investments, at value[1]	$1,891,879,255	$706,904,908	$33,082,817		$16,618,538
Cash	158,495,917	56,818,116	619,502		2,076,594
Receivables and other assets:
Fund shares purchased	206,448	32,087	—		305,023
Investments sold	14,487,650	13,454,386	—		—
Dividends	143,574	423,360	63,511		5,425
Prepaid expenses	48,728	31,295	23,703		29,121

Total assets	2,065,261,572	777,664,152	33,789,533		19,034,701

Liabilities
Payables and other accrued expenses:
Fund shares sold	1,391,902	1,088,471	4,908		—
Investments purchased	17,445,973	8,870,755	—		455,443
Investment advisory fees	1,265,737	623,348	22,352		37,425
Service plan fees	5,968	238	74		1,545
Professional fees	111,158	73,636	48,368		35,333
Directors’ fees	18,671	6,890	302		136
Transfer agent fees	69,766	44,940	1,636		1,011
Other	102,830	48,012	4,593		6,360

Total liabilities	20,412,005	10,756,290	82,233		537,253

Net Assets	$2,044,849,567	$766,907,862	$33,707,300		$18,497,448

Net Assets Consist of
Paid in capital	$1,669,349,407	$512,728,386	$25,632,721		$16,540,663
Accumulated net realized gain (loss) on investments and foreign currency transactions	151,252,803	96,208,286	(462,333)		1,072,044
Net unrealized appreciation on investments and foreign currency translations	224,247,357	157,821,190	8,055,099		884,741
Undistributed (distributions in excess of) net investment income	—	150,000	481,813		—

Net Assets	$2,044,849,567	$766,907,862	$33,707,300		$18,497,448

Net Asset Value
Legacy Class
Net assets	$2,021,196,533	$764,882,157	$33,649,016		$9,838,522
Shares outstanding[2]	53,387,953	16,802,901	2,305,672		844,538

Net asset value per share (offering and redemption price)	$37.86	$45.52	$14.59		$11.65

Investor Class
Net assets	$18,749,167	$1,564,093	$45,402		$2,135,120
Shares outstanding[2]	496,299	34,400	3,109		183,305

Net asset value per share (offering and redemption price)	$37.78	$45.47	$14.60		$11.65

Advisor Class
Net assets	$4,903,867	$461,612	$12,882		$6,523,806
Shares outstanding[2]	130,020	10,165	883		560,933

Net asset value per share (offering and redemption price)	$37.72	$45.41	$14.58	[3]	$11.63

[1] Investments, at cost	$1,667,631,898	$549,083,718	$25,027,718		$15,733,797
[2] 500,000,000 shares authorized, $0.01 par value
[3] Calculated NAV may not equal actual NAV shown due to rounding of the net assets and shares.

The accompanying notes are an integral part of the financial statements.

Meridian Funds	27	www.meridianfund.com

Meridian Fund, Inc.

Statements of Operations

For the Year Ended June 30, 2014	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Equity Income Fund	Meridian Small Cap Growth Fund[1]
Investment Income
Dividends	$12,547,403	$8,712,606	$957,981	$41,136
Foreign taxes withheld	(126,382)	(56,874)	(9,359)	(394)

Total investment income	12,421,021	8,655,732	948,622	40,742

Expenses
Investment advisory fees	16,109,269	7,530,269	292,467	68,401
Custodian fees	202,392	76,915	6,551	10,354
Distribution and service plan fees:
Investor Class	14,431	185	57	262
Advisor Class	7,978	448	34	5,638
Directors’ fees and expenses	282,539	100,284	4,198	557
Pricing fees	207,940	86,940	24,257	12,574
Audit and tax fees	37,735	37,688	18,386	28,605
Legal fees	468,695	146,789	5,835	2,180
Registration and filing fees	61,141	45,012	71,789	38,113
Shareholder communications	247,315	132,303	3,773	3,400
Transfer agent fees	542,249	366,023	13,624	4,195
Miscellaneous expenses	104,997	40,159	8,169	5,414

Total expenses	18,286,681	8,563,015	449,140	179,693
Less waivers and/or reimbursements (Note 4)	(7,178)	(16,794)	(54,486)	(89,308)

Net expenses	18,279,503	8,546,221	394,654	90,385

Net investment income/(loss)	(5,858,482)	109,511	553,968	(49,643)

Realized and Unrealized Gain (Loss)
Net realized gain on investments and foreign currency transactions	556,304,765	157,634,506	2,242,362	1,120,438
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(212,344,132)	(1,572,341)	2,899,378	884,741

Total realized and unrealized gain	343,960,633	156,062,165	5,141,740	2,005,179

Net Increase in Net Assets Resulting from Operations	$338,102,151	$156,171,676	$5,695,708	$1,955,536

[1]	Represents the period December 16, 2013 (Inception) to June 30, 2014.

The accompanying notes are an integral part of the financial statements.

Meridian Funds	28	www.meridianfund.com

Meridian Fund, Inc.

Statements of Changes in Net Assets

	Meridian Growth Fund		Meridian Contrarian Fund
Changes in Net Assets From:	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
Operations
Net investment income/(loss)	$(5,858,482)	$2,512,776	$109,511	$2,832,635
Net realized gain on investments and foreign currency transactions	556,304,765	363,025,066	157,634,506	101,659,072
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(212,344,132)	(55,210,405)	(1,572,341)	32,364,704

Net increase in net assets resulting from operations	338,102,151	310,327,437	156,171,676	136,856,411

Distributions to Shareholders From:
Net investment income:
Legacy Class	(1,246)	(6,998,656)	(3,275,946)	(2,282,630)
Investor Class	—	—	(41)	—
Advisor Class	—	—	(51)	—
Net realized gains:
Legacy Class	(598,507,009)	(312,972,771)	(2,568,833)	—
Investor Class	—	—	—	—
Advisor Class	—	—	—	—

Decrease in net assets from distributions	(598,508,255)	(319,971,427)	(5,844,871)	(2,282,630)

Fund Share Transactions
Net increase (decrease) in net assets resulting from fund share transactions (Note 2)	192,310,546	(361,494,718)	(87,941,564)	(118,698,620)

Total increase (decrease) in net assets	(68,095,558)	(371,138,708)	62,385,241	15,875,161

Net Assets
Beginning of year	2,112,945,125	2,484,083,833	704,522,621	688,647,460

End of year*	$2,044,849,567	$2,112,945,125	$766,907,862	$704,522,621

* Includes accumulated undistributed (distributions in excess of) net investment income	$—	$(1,074,678)	$150,000	$2,833,352

The accompanying notes are an integral part of the financial statements.

Meridian Funds	29	www.meridianfund.com

Meridian Fund, Inc.

Statements of Changes in Net Assets

	Meridian Equity Income Fund		Meridian Small Cap Growth Fund
Changes in Net Assets From:	Year Ended June 30, 2014	Year Ended June 30, 2013	For the Period December 16, 2013 to June 30, 2014
Operations
Net investment income/(loss)	$553,968	$570,782	$(49,643)
Net realized gain on investments and foreign currency transactions	2,242,362	1,655,567	1,120,438
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	2,899,378	2,402,213	884,741

Net increase in net assets resulting from operations	5,695,708	4,628,562	1,955,536

Distributions to Shareholders From:
Net investment income:
Legacy Class	(500,908)	(639,477)	—
Investor Class	(148)	—	—
Advisor Class	(145)	—	—
Net realized gains:
Legacy Class	—	—	—
Investor Class	—	—	—
Advisor Class	—	—	—

Decrease in net assets from distributions	(501,201)	(639,477)	—

Fund Share Transactions
Net increase (decrease) in net assets resulting from fund share transactions (Note 2)	(184,365)	(6,035,663)	16,541,912

Total increase (decrease) in net assets	5,010,142	(2,046,578)	18,497,448

Net Assets
Beginning of period	28,697,158	30,743,736	—

End of period*	$33,707,300	$28,697,158	$18,497,448

* Includes accumulated undistributed (distributions in excess of) net investment income	$481,813	$449,323	$—

The accompanying notes are an integral part of the financial statements.

Meridian Funds	30	www.meridianfund.com

Meridian Growth Fund

Financial Highlights

	For the Fiscal Year Ended June 30,
Legacy Class	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$44.31	$45.06	$47.61	$33.94	$27.89

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.11)	0.05	0.10	0.08	0.08
Net realized and unrealized gain	6.89	6.23	0.69	13.67	6.11

Net increase from investment operations	6.78	6.28	0.79	13.75	6.19

Less distributions to shareholders:
Distributions from net investment income	(0.00)[2]	(0.15)	(0.07)	(0.07)	(0.12)
Distributions from net realized capital gains	(13.23)	(6.88)	(3.27)	(0.01)	0.00
Distributions from paid in capital	0.00	0.00	0.00	0.00	(0.02)

Total distributions to shareholders	(13.23)	(7.03)	(3.34)	(0.08)	(0.14)

Net asset value, end of period	$37.86	$44.31	$45.06	$47.61	$33.94

Total return	17.31%	15.54%	2.45%	40.51%	22.18%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(0.27% )	0.11%	0.22%	0.18%	0.24%

Ratio of expenses to average net assets	0.86%	0.87%	0.85%	0.81%	0.84%

Supplemental Data
Net Assets, End of Period (000’s)	$2,021,197	$2,112,945	$2,484,084	$2,615,082	$1,438,266

Portfolio Turnover Rate	96%	37%	25%	26%	37%

[1]	Per share net investment income has been calculated using the average daily shares method.

[2]	Less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

Meridian Funds	31	www.meridianfund.com

Meridian Growth Fund

Financial Highlights

	For the Period Ended June 30, 2014
	Investor Class[1]		Advisor Class[1]
Per Share Operating Performance
Net asset value, beginning of period	$35.67		$35.67

Income (loss) from investment operations:
Net investment loss[2]	(0.16)		(0.21)
Net realized and unrealized gain	2.27		2.26

Net increase from investment operations	2.11		2.05

Less distributions to shareholders:
Distributions from net investment income	(0.00)[3]		(0.00)[3]

Total distributions to shareholders	(0.00)[3]		(0.00)[3]

Net asset value, end of period	$37.78		$37.72

Total return	5.92%	[4]	5.75%	[4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets after fees waived	(0.70%	)[5]	(0.93%	)[5]

Ratio of expenses to average net assets:
Before fees waived	1.30%	[5]	2.00%	[5]
After fees waived[6]	1.30%	[5]	1.55%	[5]

Supplemental Data
Net Assets, End of Period (000’s)	$18,749		$4,904

Portfolio Turnover Rate	96%	[4]	96%	[4]

[1]	Commenced operations on November 15, 2013.

[2]	Per share net investment income has been calculated using the average daily shares method.

[3]	Less than $0.005 per share.

[4]	Not Annualized.

[5]	Annualized.

[6]	See Note 4 to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Meridian Funds	32	www.meridianfund.com

Meridian Contrarian Fund

Financial Highlights

	For the Fiscal Year Ended June 30,
Legacy Class	2014	2013	2012		2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$37.20	$30.60	$29.59		$22.80	$20.53

Income (loss) from investment operations:
Net investment income[1]	0.01	0.14	0.09		0.10	0.07
Net realized and unrealized gain	8.63	6.57	1.05	[2]	6.77	2.45

Net increase from investment operations	8.64	6.71	1.14		6.87	2.52

Less distributions to shareholders:
Distributions from net investment income	(0.18)	(0.11)	(0.13)		(0.08)	(0.25)
Distributions from net realized capital gains	(0.14)	0.00	0.00		0.00	0.00

Total distributions to shareholders	(0.32)	(0.11)	(0.13)		(0.08)	(0.25)

Net asset value, end of period	$45.52	$37.20	$30.60		$29.59	$22.80

Total return	23.31%	21.98%	3.89%	[2]	30.13%	12.20%

Ratios to Average Net Assets
Ratio of net investment income to average net assets	0.01%	0.41%	0.31%		0.37%	0.27%

Ratio of expenses to average net assets	1.13%	1.16%	1.14%		1.09%	1.09%

Supplemental Data
Net Assets, End of Period (000’s)	$764,882	$704,523	$688,647		$869,312	$802,936

Portfolio Turnover Rate	67%	55%	20%		38%	45%

[1]	Per share net investment income has been calculated using the average daily shares method.

[2]

Includes a gain resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized gains on investments per share would have been $0.99, and the total return would have been 3.69%.

The accompanying notes are an integral part of the financial statements.

Meridian Funds	33	www.meridianfund.com

Meridian Contrarian Fund

Financial Highlights

	For the Period Ended June 30, 2014
	Investor Class[1]		Advisor Class[1]
Per Share Operating Performance
Net asset value, beginning of period	$42.64		$42.64

Income (loss) from investment operations:
Net investment loss[2]	(0.02)		(0.08)
Net realized and unrealized gain	3.03		3.02

Net increase from investment operations	3.01		2.94

Less distributions to shareholders:
Distributions from net investment income	(0.18)		(0.17)

Total distributions to shareholders	(0.18)		(0.17)

Net asset value, end of period	$45.47		$45.41

Total return	7.08%	[3]	6.91%	[3]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets after fees waived	(0.09%	)[4]	(0.30%	)[4]

Ratio of expenses to average net assets:
Before fees waived	3.51%	[4]	7.46%	[4]
After fees waived[5]	1.35%	[4]	1.60%	[4]

Supplemental Data
Net Assets, End of Period (000’s)	$1,564		$462

Portfolio Turnover Rate	67%	[3]	67%	[3]

[1]	Commenced operations on November 15, 2013.

[2]	Per share net investment income has been calculated using the average daily shares method.

[3]	Not Annualized.

[4]	Annualized.

[5]	See Note 4 to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Meridian Funds	34	www.meridianfund.com

Meridian Equity Income Fund

Financial Highlights

	For the Fiscal Year Ended June 30,
Legacy Class	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$12.35	$10.71	$10.61	$8.51	$6.88

Income (loss) from investment operations:
Net investment income[1]	0.24	0.24	0.22	0.20	0.19
Net realized and unrealized gain	2.22	1.68	0.09	2.11	1.63

Net increase from investment operations	2.46	1.92	0.31	2.31	1.82

Less distributions to shareholders:
Distributions from net investment income	(0.22)	(0.28)	(0.21)	(0.21)	(0.19)

Total distributions to shareholders	(0.22)	(0.28)	(0.21)	(0.21)	(0.19)

Net asset value, end of period	$14.59	$12.35	$10.71	$10.61	$8.51

Total return	20.04%	18.28%	3.09%	27.30%	26.44%

Ratios to Average Net Assets
Ratio of net investment income to average net assets after fees waived	1.75%	2.08%	2.17%	2.04%	2.27%

Ratio of expenses to average net assets:
Before fees waived	1.37%	1.53%	1.41%	1.25%	1.30%
After fees waived[3]	1.25%	1.25%	1.25%	1.25% [2]	1.25%

Supplemental Data
Net Assets, End of Period (000’s)	$33,649	$28,697	$30,744	$35,644	$24,937

Portfolio Turnover Rate	35%	44%	31%	29%	63%

[1]	Per share net investment income has been calculated using the average daily shares method.

[2]	Includes fees waived, which were less than 0.01%

[3]	See Note 4 to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Meridian Funds	35	www.meridianfund.com

Meridian Equity Income Fund

Financial Highlights

	For the Period Ended June 30, 2014
	Investor Class[1]		Advisor Class[1]
Per Share Operating Performance
Net asset value, beginning of period	$13.87		$13.87

Income (loss) from investment operations:
Net investment income[2]	0.15		0.13
Net realized and unrealized gain	0.79		0.78

Net increase from investment operations	0.94		0.91

Less distributions to shareholders:
Distributions from net investment income .	(0.21)		(0.20)

Total distributions to shareholders	(0.21)		(0.20)

Net asset value, end of period	$14.60		$14.58

Total return	6.87%	[3]	6.69%	[3]

Ratios to Average Net Assets
Ratio of net investment income to average net assets after fees waived	1.72%	[4]	1.55%	[4]

Ratio of expenses to average net assets:
Before fees waived	39.23%	[4]	132.38%	[4]
After fees waived[5]	1.35%	[4]	1.60%	[4]

Supplemental Data
Net Assets, End of Period (000’s)	$45		$13

Portfolio Turnover Rate	35%	[3]	35%	[3]

[1]	Commenced operations on November 15, 2013.

[2]	Per share net investment income has been calculated using the average daily shares method.

[3]	Not Annualized.

[4]	Annualized.

[5]	See Note 4 to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Meridian Funds	36	www.meridianfund.com

Meridian Small Cap Growth Fund

Financial Highlights

	For the Period Ended June 30, 2014
	Legacy Class[1]		Investor Class[1]		Advisor Class[1]
Per Share Operating Performance
Net asset value, beginning of period	$10.00		$10.00		$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.04)		(0.04)		(0.06)
Net realized and unrealized gain	1.69		1.69		1.69

Net increase from investment operations	1.65		1.65		1.63

Less distributions to shareholders:
Distributions from net investment income	0.00		0.00		0.00

Total distributions to shareholders	0.00		0.00		0.00

Net asset value, end of period	$11.65		$11.65		$11.63

Total return	16.50%	[3]	16.50%	[3]	16.30%	[3]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets after fees waived	(0.61%	)[4]	(0.70%	)[4]	(1.01%	)[4]

Ratio of expenses to average net assets:
Before fees waived .	2.35%	[4]	3.63%	[4]	2.99%	[4]
After fees waived[5]	1.20%	[4]	1.35%	[4]	1.60%	[4]

Supplemental Data
Net Assets, End of Period (000’s)	$9,839		$2,135		$6,524

Portfolio Turnover Rate	78%	[3]	78%	[3]	78%	[3]

[1]	Commenced operations on December 16, 2013.

[2]	Per share net investment income has been calculated using the average daily shares method.

[3]	Not Annualized.

[4]	Annualized.

[5]	See Note 4 to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Meridian Funds	37	www.meridianfund.com

Meridian Fund, Inc.

Notes to Financial Statements

For the Year Ended June 30, 2014

1.	Organization and Significant Accounting Policies: Meridian Fund, Inc. (the “Meridian Funds” or the “Company”) comprises the following separate series: the Meridian Growth Fund (the “Growth Fund”), the Meridian Contrarian Fund (the “Contrarian Fund”), the Meridian Equity Income Fund (the “Equity Income Fund”), and the Meridian Small Cap Growth Fund (the “Small Cap Growth Fund”), each a “Fund” and collectively, the “Funds”. The Company is registered as an open-end investment company under the Investment Company Act of 1940 and is organized as a Maryland Corporation. Each Fund is no load and diversified.

Effective November 15, 2013, the Growth Fund, Contrarian Fund, and Equity Income Fund offers three share classes: Legacy Class shares, Investor Class shares and Advisor Class shares. Effective March 1, 2014, Legacy Class shares are not offered to the public, except under certain limited circumstances. Effective March 1, 2014, Institutional Class shares were renamed Investor Class shares and are available to certain eligible investors. Advisor Class shares are available for purchase through financial intermediary platforms. All Classes are sold without a sales charge and have identical rights and privileges with respect to the Fund in general, and exclusive voting rights with respect to Class specific matters. Net Asset Value per share may differ by class due to each class having its own expenses directly attributable to that class. Investor Class and Advisor Class shares are subject to shareholder servicing and sub-transfer agent fees. Advisor Class and Retirement Class shares are also subject to certain expenses related to the distribution of these shares.

The Small Cap Growth Fund commenced operations on December 16, 2013 and offers the same share classes discussed above.

The primary investment objectives of the Growth Fund and Contrarian Fund are to seek long-term growth of capital.

The primary investment objective of the Equity Income Fund is to seek long-term growth of capital along with income as a component of total return.

The primary investment objective of the Small Cap Growth Fund is to seek long-term growth of capital by investing primarily in equity securities of small capitalization companies.

The following is a summary of significant accounting policies for all of the Funds:

a.	Investment Valuations: The Funds calculate the net asset value of the Funds’ shares as of the close of business of the New York Stock Exchange (NYSE), which is usually 4:00 p.m. Eastern time, on each day the exchange is open for trading.

Equity securities are valued at the closing price or last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price.

Fixed income (debt) securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term debt securities with 60 days or less to maturity are valued at amortized cost which approximates fair market value.

Securities and other assets for which reliable market quotations are not readily available or for which a significant event has occurred since the time of the most recent market quotation, will be valued at their fair value as determined by Arrowpoint Asset Management, LLC (the “Adviser”) under the guidelines established by, and under the general supervision and responsibility of, the Funds’ Board of Directors (the “Board”).

b.	Fair Value Measurements: As described in Note 1.a. above, the Funds utilize various methods to determine and measure the fair value of investment securities on a recurring basis. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to securities valued using significant unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 - quoted prices in active markets for identical securities;

Level 2 - other significant observable inputs (including quoted prices for similar or related securities in both active and inactive markets, interest rates, prepayment speeds, credit risk, etc.); and

Level 3 - significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

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Meridian Fund, Inc.

Notes to Financial Statements (continued)

For the Year Ended June 30, 2014

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The summary of inputs used to value the Funds’ securities as of June 30, 2014 is as follows:

Valuation Inputs	Growth Fund	Contrarian Fund	Equity Income Fund	Small Cap Growth Fund
Level 1 - Quoted Prices*	$1,891,879,255	$706,904,908	$33,082,817	$16,618,538
Level 2 - Other Significant Observable Inputs	—	—	—	—
Level 3 - Significant Unobservable Inputs	—	—	—	—

Total Market Value of Investments	$1,891,879,255	$706,904,908	$33,082,817	$16,618,538

*	Level 1 investments are comprised of common stock with industry classifications as defined on the Schedule of Investments.

During the fiscal year ended June 30, 2014 there were no reportable transfers between levels.

c.	Investment Transactions and Investment Income: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

d.	Allocation of Income, Expenses, Gains and Losses: Income, gains and losses are allocated on a daily basis to each share class based on the relative proportion of the net assets of the class to each Fund’s total net assets. Expenses are allocated on the basis of relative net assets of the class to the Fund, or if an expense is specific to a share class, to that specific share class. Expenses which cannot be directly attributed to the Funds are apportioned among all Funds in the Trust based on average net assets or the number of shareholder accounts of each Fund.

e.	Use of Estimates: The preparation of financial statements in accordance with accounting principals generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and revenue and expenses at the date of the financial statements. Actual amounts could differ from those estimates, and such differences could be significant.

f.	Foreign Currency Translation: Securities denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of such securities and related dividend and interest income are converted into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments as reported in the Statement of Operations.

g.	Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of their taxable income to their shareholders; therefore, no federal income tax provision is required.

h.	Distributions to Shareholders: The Funds record distributions to shareholders on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Distributions which exceed net investment income and net realized capital gains are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

i.

Guarantees and Indemnification: Under the Funds’ organizational documents, its Officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the

Meridian Funds	39	www.meridianfund.com

Meridian Fund, Inc.

Notes to Financial Statements (continued)

For the Year Ended June 30, 2014

normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2.	Capital Shares Transactions: Transactions in capital shares for were as follows:

	Year Ended June 30, 2014[1]		Year Ended June 30, 2013
	Shares	Amount	Shares	Amount
Growth Fund:
Legacy Class
Shares sold	10,014,988	$393,045,340	5,089,627	$222,874,783
Shares issued from reinvestment of distributions	16,379,845	581,156,891	7,664,279	308,104,009
Redemption fees	—	57,692	—	78,376
Shares redeemed	(20,688,964)	(804,765,033)	(20,199,677)	(892,551,886)

Net increase/(decrease)	5,705,869	$169,494,890	(7,445,771)	$(361,494,718)
Investor Class
Shares sold	544,259	$20,321,746	—	$—
Redemption fees	—	3,821	—	—
Shares redeemed	(47,960)	(2,225,053)	—	—

Net increase	496,299	$18,100,514	—	$—
Advisor Class
Shares sold	146,597	$5,320,397	—	$—
Redemption fees	—	1,301	—	—
Shares redeemed	(16,577)	(606,556)	—	—

Net increase	130,020	$4,715,142	—	$—

Contrarian Fund:
Legacy Class
Shares sold	241,010	$10,132,026	377,414	$12,805,749
Shares issued from reinvestment of distributions	134,284	5,700,050	67,213	2,219,386
Redemption fees	—	10,129	—	2,031
Shares redeemed	(2,512,845)	(105,721,357)	(4,011,043)	(133,725,786)

Net decrease	(2,137,551)	$(89,879,152)	(3,566,416)	$(118,698,620)
Investor Class
Shares sold	34,399	$1,500,479	—	$—
Shares issued from reinvestment of distributions	1	54	—	—

Net increase	34,400	$1,500,533	—	$—
Advisor Class
Shares sold	10,182	$438,766	—	$—
Shares issued from reinvestment of distributions	1	39	—	—
Shares redeemed	(18)	(1,750)	—	—

Net increase	10,165	$437,055	—	$—

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Meridian Fund, Inc.

Notes to Financial Statements (continued)

For the Year Ended June 30, 2014

	Year Ended June 30, 2014[1]		Year Ended June 30, 2013
	Shares	Amount	Shares	Amount
Equity Income Fund:
Legacy Class
Shares sold	53,466	$735,117	44,994	$525,065
Shares issued from reinvestment of distributions	36,708	494,457	57,322	626,539
Redemption fees	—	542	—	—
Shares redeemed	(107,442)	(1,469,985)	(650,572)	(7,187,267)

Net decrease	(17,268)	$(239,869)	(548,256)	$(6,035,663)
Investor Class
Shares sold	3,098	$43,105	—	$—
Shares issued from reinvestment of distributions	11	148	—	—

Net increase	3,109	$43,253	—	$—
Advisor Class
Shares sold	885	$12,285	—	$—
Shares issued from reinvestment of distributions	11	145	—	—
Redemption fees	—	2	—	—
Shares redeemed	(13)	(181)	—	—

Net increase	883	$12,251	—	$—

Small Cap Growth Fund:
Legacy Class
Shares sold	844,877	$8,575,976	—	$—
Shares redeemed	(339)	(3,739)	—	—

Net increase	844,538	$8,572,237	—	$—
Investor Class
Shares sold	183,546	$1,977,647	—	$—
Shares redeemed	(241)	(2,514)	—	—

Net increase	183,305	$1,975,133	—	$—
Advisor Class
Shares sold	606,032	$6,471,230	—	$—
Redemption fees	—	588	—	—
Shares redeemed	(45,099)	(477,276)	—	—

Net increase	560,933	$5,994,542	—	$—

[1]

For the twelve month period ending June 30, 2014 for Legacy Class Shares of the Growth, Contrarian, and Equity Income Funds. For the period from November 15, 2013 for Institutional and Advisor Class shares for the Growth, Contrarian, and Equity Income Funds. For the period from December 16, 2013 for all Classes of Small Cap Growth Fund.

Meridian Funds	41	www.meridianfund.com

Meridian Fund, Inc.

Notes to Financial Statements (continued)

For the Year Ended June 30, 2014

3.	Investment Transactions: The cost of investments purchased and the proceeds from sales of investments, excluding short-term securities and U.S. government obligations, for the year ended June 30, 2014, were as follows:

	Purchases	Proceeds from Sales
Growth Fund	$1,871,400,141	$2,309,266,727
Contrarian Fund	437,258,636	553,849,734
Equity Income Fund	10,800,274	11,265,011
Small Cap Growth Fund	22,475,096	7,861,738

4.	Affiliate Transactions and Fees

Change in Adviser: Prior to September 5, 2013, the Funds, other than Meridian Small Cap Growth Fund, were managed by Aster Investment Management Co., Inc. (the “Previous Investment Adviser”). On May 15, 2013, the Previous Investment Adviser entered into an agreement to sell substantially all of its assets, including its rights with respect to the Investment Management Agreement and Service Agreement between and on behalf of the Funds, and transfer certain liabilities (the “Transaction”) to Arrowpoint AIM LLC, a wholly-owned subsidiary of the Arrowpoint Asset Management, LLC (the “Adviser”). The Transaction was subject to certain conditions to closing, including approval by the Board and by shareholders of the Funds; such approvals were obtained on June 11, 2013 and August 28, 2013 respectively. The Transaction closed on September 5, 2013, resulting in a new Investment Management Agreement and Service Agreement between the Funds and the Adviser (the “Management Agreement”). Please see the Board Consideration of Proposed Management Agreement (unaudited) and Shareholder Meeting Results (unaudited) sections in the June 30, 2013 Annual Report to Shareholders for additional information.

Significant Fund ownership: Prior to his death on February 16, 2012, Richard F. Aster, Jr. owned approximately 96% of the Previous Investment Adviser. In connection with his death, Mr. Aster’s ownership interest in the Adviser, among other assets, was transferred (the “Transfer”) to a trust (the “Trust”). As of June 30, 2014, the Trust owned 75.30% of Equity Income Fund.

From time to time, the Funds may have individual shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds. In this regard, as of June 30, 2014 a single shareholder owned 75.30% of the Equity Income Fund Legacy Class, and the Adviser owned 82.84% and 23.54% of the Advisor Class and Investor Class, respectively. Two advisers to the Small Cap Growth Fund each owned 11.84% of the Fund, and two shareholders each owned 5.43%.

Management Fees: Under the Investment Management Agreement, the Adviser receives the following fees for providing certain investment management and other services necessary for managing each Fund. The fee is paid monthly in arrears and calculated based on that month’s daily average net assets.

Growth Fund:		Contrarian and Small Cap Growth Funds:
Average Daily Net Assets	Investment Management Fee	Average Daily Net Assets	Investment Management Fee
Up to $50,000,000	1.00%	Greater than $0	1.00%
Greater than $50,000,000	0.75%

Equity Income Fund:
Average Daily Net Assets	Investment Management Fee
Up to $10,000,000	1.00%
$10,000,001 to $30,000,000	0.90%
$30,000,001 to $50,000,000	0.80%
Greater than $50,000,000	0.70%

Distribution Plan for Advisor shares: Each Fund has entered into and adopted a Distribution Plan for Advisor Class shares. Under the Distribution Plan, the Funds may pay Destra Capital Investments LLC (the “Distributor”), an affiliate of the Adviser, and/or eligible financial intermediaries a fee for services and expenses related to the sale and distribution of the Funds’ Advisor Class at an annual rate of up to 0.25% of average daily net assets for Advisor Class Shares.

Shareholder Servicing Plan for Investor and Advisor Class shares: Each Fund has entered into and adopted a Shareholder Services Plan for Investor Class and Advisor Class shares. Under the Shareholder Services Plan, Destra

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Meridian Fund, Inc.

Notes to Financial Statements (continued)

For the Year Ended June 30, 2014

Capital Investments LLC may be paid up to 0.25% of the average daily net assets attributable to the Investor Class and Advisor Class of the Funds, for personal/liaison and related shareholder servicing and support services. With respect to the Contrarian and Small Cap Growth Funds, the Board has determined that the Investor Class and Advisor Class will pay 0.05% of the average daily net assets.

Waivers and Reimbursements of Expenses: The Adviser voluntarily agreed to waive its investment advisory fees and reimburse operating expenses, to the extent that total annual operating expenses for the Funds exceeds the expense limitations listed below. With respect to these limits, the Adviser waived the fees listed below during the year ended June 30, 2014.

	Expense Limitation	Total Waivers and Reimbursements for the year ended 06/30/14
Growth Fund
Investor Class	1.30%	$—
Advisor Class	1.55%	$7,178
Contrarian Fund
Investor Class	1.35%	$8,032
Advisor Class	1.60%	$8,762
Equity Income Fund
Legacy Class	1.25%	$36,902
Investor Class	1.35%	$8,647
Advisor Class	1.60%	$8,937
Small Cap Growth Fund
Legacy Class	1.20%	$51,191
Investor Class	1.35%	$11,972
Advisor Class	1.60%	$26,145

For a period not to exceed three years from the date on which a waiver or reimbursement of expenses in excess of the expense limitation is made by the Adviser, the Funds will carry forward, and may repay the Adviser such amounts; provided the Funds are able to effect such reimbursement and maintain the expense limitation.

At June 30, 2014, the balance of carried forward recoupable expenses along with the year of expiration for each Fund and Class of shares were as follows:

	Expiration June 30,
	2015	2016	2017
Growth Fund	—	—	$7,178
Contrarian Fund	—	—	16,794
Equity Income Fund	$52,027	$75,932	54,486
Small Cap Growth Fund	—	—	89,308

Subject to the approval of the Board, the Funds may repay the Adviser the amount of its reimbursement for the Funds for up to three years following the reimbursement to the extent the Funds’ expenses drop below the expense limitations, after giving effect to repayment by the Fund. Either the Fund or the Adviser can modify or terminate this arrangement after one year from the date of the current prospectus.

5.	Directors and Officers: Certain Directors and/or Officers of the Funds are also Directors and/or Officers of the Adviser. Interested Directors and Officers of the Funds who are Officers of the Adviser receive no compensation from the Funds. Each Non-Interested Director is paid an annual fee set at $40,000. An additional $5,000 is paid to each Non-Interested Director for attendance at each in-person meeting of the Board and an additional $1,000 is paid to each Non-Interested Director for participating in a telephonic meeting of the Board. An additional $3,000 is paid to each member of the Audit or Governance Committee of the Board for attendance at an in-person Audit or Governance Committee meeting and an additional $1,000 is paid to each member of the Audit or Governance Committee of the Board for participating in a telephonic Audit or Governance Committee meeting.

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Meridian Fund, Inc.

Notes to Financial Statements (continued)

For the Year Ended June 30, 2014

An additional $10,000 is paid to the Chairman of the Board and the Chairman of a Committee of the Board. The Chairman of the Board also receives an additional $2,500 for attending each in-person meeting of the Board. The Chairman of a Committee receives an additional $2,000 for attending each in person Committee meeting.

6.	Distribution Information: Income and long-term capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions made during the fiscal year ended June 30, 2014 is as follows:

	2014 Taxable Distributions
	Ordinary Income	Net Long-Term Capital Gain	Total Distributions
Growth Fund	$41,789,505	$556,718,750	$598,508,255
Contrarian Fund	2,833,352	3,011,519	5,844,871
Equity Income Fund	501,201	—	501,201
Small Cap Growth Fund	—	—	—

7.	Federal Income Taxes Information: Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended June 30, 2014, the Funds did not incur any interest or penalties.

Permanent differences, incurred during the year ended June 30, 2014, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income and accumulated realized gain/(loss) as follows:

	(Decrease) Paid-in-Capital	Increase/(Decrease) Undistributed Net Investment Income/(Loss)	Increase/(Decrease) Accumulated Realized Gain/(Loss)
Growth Fund	$—	$6,934,406	$(6,934,406)
Contrarian Fund	(40,489)	483,175	(442,686)
Equity Income Fund	—	(20,277)	20,277
Small Cap Growth Fund	(1,249)	49,643	(48,394)

The aggregate cost of investments, unrealized appreciation and depreciation, for federal income tax purposes, at June 30, 2014 is as follows:

	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Growth Fund	$1,668,934,767	$264,989,992	$(42,045,504)	$222,944,488
Contrarian Fund	549,144,501	161,022,567	(3,262,160)	157,760,407
Equity Income Fund	24,991,225	8,151,295	(59,703)	8,091,592
Small Cap Growth Fund	15,745,975	1,457,109	(584,546)	872,563

Components of Accumulated Earnings (Losses) on a Tax Basis
	Growth Fund	Contrarian Fund	Equity Income Fund	Small Cap Growth Fund
Undistributed ordinary income	$41,915,365	—	$439,882	$1,084,222
Capital loss carry forward	—	—	(356,142)	—
Undistributed long-term capital gains	110,640,307	$96,459,038	—	—
Unrealized appreciation/(depreciation)	222,944,488	157,760,407	8,091,592	872,563
Qualified late year deferred losses	—	(39,969)	(100,753)	—

Total Accumulated Earnings/(Losses)	375,500,160	254,179,476	8,074,579	1,956,785

Meridian Funds	44	www.meridianfund.com

Meridian Fund, Inc.

Notes to Financial Statements (continued)

For the Year Ended June 30, 2014

The differences between book and tax-basis unrealized appreciations are attributable to the tax deferral of losses on wash sales and investment adjustments in partnerships and real estate investment trusts.

The Contrarian Fund and Equity Income Fund utilized capital loss carryovers of $56,006,510 and $2,361,828, respectively.

As of June 30, 2014 the Equity Income Fund had a capital loss carry forward of $356,142 available to offset future realized capital gains through 2018.

Under the Regulated Investment Company Modernization Act of 2010, the eight-year limit on the carry forward and use of capital losses was eliminated and capital losses incurred by the Funds after June 30, 2011 will not be subject to expiration. In addition, losses incurred after June 30, 2011 will retain their character as either a short-term or long-term capital loss on the first day of the next taxable year and must be utilized prior to the losses incurred in pre-enactment taxable years.

8.	Other Matters: As of April 9, 2010, the Investment Adviser and certain affiliated entities became defendants in a lawsuit brought by another company alleging trademark infringement, unfair competition and related claims. The complaint alleges that the Investment Adviser’s and affiliated entities’ use of their Arrowpoint trademark and the Arrowpoint logo infringes the rights of the plaintiff in various trademarks that it uses. The complaint seeks injunctive relief requiring the Investment Adviser and the affiliated entities to cease use of the Arrowpoint trademark and logo and unspecified monetary damages, which the plaintiff claims to be unable to quantify. The Investment Adviser has responded to the lawsuit in the United States District Court for the District of Delaware by denying the material allegations of the compliant and opposing the plaintiff’s motion for a preliminary injunction, which is now pending before the Court.

The Investment Adviser believes the complaint to be without legal merit and intends to defend against it vigorously. Any legal costs associated with the compliant will be borne by the Investment Adviser, and not the Meridian Funds. While an outcome regarding the complaint is unknown at this time, the Investment Adviser believes that this complaint should not have a material effect on its operations or impair its ability to perform its’ duties to the Meridian Funds.

9.	Subsequent Events: Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has noted no additional events that require recognition or disclosure in the financial statements.

Meridian Funds	45	www.meridianfund.com

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Meridian Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Meridian Growth Fund, Meridian Contrarian Fund, Meridian Equity Income Fund and Meridian Small Cap Growth Fund (constituting Meridian Fund, Inc., hereafter referred to as the “Funds”) at June 30, 2014, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

August 20, 2014

Meridian Funds	46	www.meridianfund.com

Meridian Fund, Inc.

Information About the Directors and Officers

The individuals listed below serve as directors or officers of Meridian Fund, Inc. (the “Meridian Funds”). Each director of the Meridian Funds serves until a successor is elected and qualified or until resignation. Each officer of the Meridian Funds is elected annually by the Board of Directors. The address of all officers and directors is 100 Fillmore Street, Suite 325, Denver, CO 80206. The Meridian Funds’ Statement of Additional Information (SAI) includes more information about the Directors. To request a free copy, call Meridian at 1-800-446-6662.

Interested Directors*	Positions(s) Held with Fund:	Length of Service (Beginning Date)	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Directorships
Michael Stolper* (69)	Director	Indefinite term since May 3, 1985	President, Stolper & Company, Inc. (an investment adviser), September 1975 to present; Managing Director, Windowpane Advisors, LLC (an investment adviser), January 1, 2005 to present; Trustee, Ewing Marion Kauffman Foundation, March 2010 to present	4	Window Pane Funds (one portfolio)

*	Mr. Stolper is treated as an “interested” person of the Funds, as such term is defined in the 1940 Act, because, as a result of his prior ownership interest in Aster Investment Management, Inc. (the “Previous Investment Adviser”, the previous investment adviser to the Meridian Equity Income Fund, Meridian Growth Fund, and Meridian Contrarian Fund).

Non-Interested Directors	Positions(s) Held with Fund:	Length of Service (Beginning Date)	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Directorships
John S. Emrich, CFA (46)	Director	Indefinite term since October 6, 2010	Private Investor, January 2011 to present; Co-Founder and Portfolio Manager, Ironworks Capital Management (an investment adviser), April 2005 to December 2010; Member and Manager, Iroquois Valley Farms, LLC, June 2012 to present.	4	None
Michael S. Erickson (62)	Director	Indefinite term since May 3, 1985	Private Investor, August 2007 to present	4	None
James Bernard Glavin (79)	Director and Chairman of the Board	Indefinite term since May 3, 1985	Retired; previously Chairman of the Board, Orchestra Therapeutics, Inc.	4	None
Ronald Rotter (71)	Director	Indefinite term since May 2, 2007	Private Investor, January 2008 to present; Retired	4	None

Officers	Position(s) Held with Fund:	Length of Service	Principal Occupation(s) During Past 5 Years
David Corkins (47)	President (Principal Executive Officer)	Indefinite; Since September 5, 2013	Co-Founder, Principal and Portfolio Manager, Arrowpoint Asset Management, LLC
Rick Grove (45)	Vice President, Secretary and Chief Compliance Officer	Indefinite; Since September 5, 2013	Chief Operating Officer and Chief Compliance Officer, Arrowpoint Asset Management, LLC
Derek Mullins (40)	Chief Financial Officer (Principal Financial Officer) and Treasurer	Indefinite; Since September 5, 2013	Director of Operations, Arrowpoint Asset Management, LLC
Katie Jones (30)	Assistant Treasurer	Indefinite; Since August 12, 2014	Controller, Arrowpoint Asset Management, LLC; formerly, Assistant Controller and Alternative Investment Accounting Supervisor, ALPS Fund Services

Meridian Funds	47	www.meridianfund.com

Meridian Fund, Inc.

2014 Tax Notice to Shareholders (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2015. Please consult your tax advisor for proper treatment of this information.

For the period July 1, 2013 to June 30, 2014, the Funds reported the following terms with regard to distributions paid during the period. All information is based on financial information available as of the date of this annual report and, accordingly, is subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Pursuant to Internal Revenue Code Section 852(b)(3), the Growth Fund and Contrarian Fund reported $556,718,750 and $3,011,519, respectively, as long-term capital gain distribution for the year ended June 30, 2014.

Pursuant to Internal Revenue Code Section 854(b)(2), the Funds listed below report a percentage of their ordinary income dividends distributed during the year ended June 30, 2014 as qualifying for the corporate dividends-received deduction:

Growth Fund	14.14%
Contrarian Fund	100.00%
Equity Income Fund	100.00%
Small Cap Growth Fund	0.00%

Pursuant to Section 1 (h)(11) of the Internal Revenue Code, the Funds listed below report the following amounts of their income dividends paid during the year ended June 30, 2014 as qualified dividend income (QDI):

Growth Fund	14.85%
Contrarian Fund	100.00%
Equity Income Fund	100.00%
Small Cap Growth Fund	0.00%

U.S. Government interest represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exception of these amounts from state income for the Funds.

U.S. Government interest:

Growth Fund	0.00%
Contrarian Fund	0.06%
Equity Income Fund	0.00%
Small Cap Growth Fund	0.00%

Meridian Funds	48	www.meridianfund.com

Meridian Fund, Inc.

Other Information (Unaudited)

June 30, 2014

Proxy Voting Guidelines

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free (800) 446-6662. These items are also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Portfolio Disclosure

The Adviser files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling (800) 446-6662. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Contact Us

By phone from 9:00 AM to 6:00 PM EST on any business day at the following if you are an:

Individual Investor: (800) 446-6662	Institutional Investor: (303) 398-2929	Financial Advisor: (877) 796-3434

Key Information

Investment Adviser

Arrowpoint Asset Management LLC

100 Fillmore Street, Suite 325

Denver, CO 80206

Distributor

Destra Capital Investments LLC

901 Warrenville Road, Suite 15

Lisle, IL 60532

Administrator, Transfer Agent and Disbursing Agent

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA

Custodian

The Bank of New York Mellon

2 Hanson Place, 7th Floor

Brooklyn, NY 11217

Legal Counsel

Davis Graham & Stubbs LLP

1550 Seventeenth Street, Suite 500

Denver, CO 80202

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Three Embarcadero Center

San Francisco, CA 94111

Directors and Officers

Directors

James B. Glavin, Chairman

John Emrich

Michael S. Erickson

Ronald Rotter

Michael Stolper

Officers

David Corkins, President

Derek Mullins, Treasurer

Richard Grove, Vice President, Secretary &

Chief Compliance Officer

Katie Jones, Assistant Treasurer

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	A copy of the registrant’s code of ethics is filed as Exhibit 12(a)(1) to this report.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that James Glavin is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $122,800 in 2014 and $99,800 in 2013.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2014 and $0 in 2013.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $31,220 in 2014 and $22,665 in 2013.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2014 and $0 in 2013.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PRE-APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES PROVIDED TO THE COMPANY

1.

Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefore. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section shall be presented to the full Committee at each of its scheduled meetings.

2.	De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.

such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

PROHIBITED SERVICES

The Committee shall confirm with the Auditor engaged to perform the audit of the Company that the Auditor is not performing contemporaneously any of the following non-audit services for the Company, the Adviser, or any affiliates of the Company or Adviser:

1.	bookkeeping or other services related to the accounting records or financial statements of the Company;

2.	financial information systems design and implementation;

3.	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4.	actuarial services;

5.	internal audit outsourcing services;

6.	management functions or human resources;

7.	broker or dealer, investment adviser, or investment banking services;

8.	legal services and expert services unrelated to the audit; and

9.	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) N/A

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2014 and $0 in 2013.

(h)	Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Meridian Fund, Inc.®

By (Signature and Title)*	/s/ David J. Corkins
David J. Corkins
Principal Executive Officer and President

Date	September 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	David J. Corkins
/s/ David J. Corkins
Principal Executive Officer and President

Date	September 3, 2014

By (Signature and Title)*	/s/ Derek J. Mullins
Derek J. Mullins
Principal Financial Officer and Treasurer

Date	September 3, 2014

* Print the name and title of each signing officer under his or her signature.